                              AMENDED AND RESTATED
                         LIMITED PARTNERSHIP AGREEMENT
                                       OF
                       NEW CENTURY SEATTLE PARTNERS, L.P.

                            ------------------------

                                 JULY 14, 1994

                              AMENDED AND RESTATED
                         LIMITED PARTNERSHIP AGREEMENT
                                       OF
                       NEW CENTURY SEATTLE PARTNERS, L.P.

                            ------------------------

                               TABLE OF CONTENTS

                                                                                                                               PAGE
                                                                                                                               ----
SECTION 1 DEFINITIONS........................................................................................................    1
    1.1 Terms Defined in this Section.........................................................................................   1
    1.2 Terms Defined Elsewhere in this Agreement.............................................................................   5
    1.3 Terms Defined Elsewhere...............................................................................................   5

SECTION 2 THE PARTNERSHIP AND ITS BUSINESS...................................................................................    5
    2.1 Formation and Continuation............................................................................................   5
    2.2 Filing of Certificates of Limited Partnership.........................................................................   5
    2.3 Partnership Name......................................................................................................   5
    2.4 Term of the Partnership...............................................................................................   6
    2.5 Purposes and Authority of the Partnership.............................................................................   6
    2.6 Principal Office and Other Offices; Registered Agent..................................................................   7
    2.7 Foreign Qualification.................................................................................................   7
    2.8 Fiscal Year...........................................................................................................   7
    2.9 Addresses of the Partners.............................................................................................   7

SECTION 3 PARTNERSHIP CAPITAL................................................................................................    8
    3.1 Capital Contributions.................................................................................................   8
    3.2 Loans by Partners.....................................................................................................   9
    3.3 Disbursements.........................................................................................................   9
    3.4 Withdrawal of Contributions...........................................................................................   9

SECTION 4 CASH DISTRIBUTIONS; ALLOCATIONS OF PROFIT AND LOSS.................................................................   10
    4.1 Distributions.........................................................................................................  10
    4.2 Capital Accounts; Tax Allocations.....................................................................................  12

SECTION 5 RIGHTS, POWERS, AND DUTIES OF THE PARTNERS AND THE PARTNERSHIP.....................................................
                                                                                                                                13
    5.1 Rights, Powers, and Duties of the General Partner.....................................................................  13
    5.2 Actions Requiring Consent of KJR/LP...................................................................................  14
    5.3 Actions Requiring Consent of ASDP/LP..................................................................................  16
    5.4 Meetings of the Partners; Representatives.............................................................................  20
    5.5 Tax Matters Partner...................................................................................................  20
    5.6 Third Parties.........................................................................................................  21
    5.7 Rights, Powers, and Duties of the Limited Partners....................................................................  21
    5.8 Reimbursement of Expenses.............................................................................................  21
    5.9 Exculpation and Indemnification.......................................................................................  22
   5.10 Permitted Transactions................................................................................................  22
   5.11 Management Fees.......................................................................................................  22
   5.12 Affiliate Salaries and Corporate Overhead.............................................................................  23
   5.13 Upgrade of Transmission Facilities....................................................................................  24
   5.14 KJR/LP Local Marketing Agreement......................................................................................  24

SECTION 6 ADDITIONAL PROVISIONS REGARDING LIMITED PARTNERS...................................................................   25
    6.1 Liability of Limited Partners.........................................................................................  25
    6.2 Agreement Not to Pledge...............................................................................................  25

SECTION 7 ASSIGNMENT, TRANSFER, OR SALE OF INTERESTS IN PARTNERSHIP..........................................................   25
    7.1 Withdrawal of a General Partner.......................................................................................  25
    7.2 Removal of General Partner by ASDP/LP.................................................................................  25
    7.3 Transfer of Partnership Interests and Substitution of Partners........................................................  26
    7.4 Death, Insanity, or Dissolution of Limited Partners...................................................................  27
    7.5 Redemption of Certain Units...........................................................................................  27

SECTION 8 DISSOLUTION AND TERMINATION OF THE PARTNERSHIP.....................................................................   28
    8.1 Events of Dissolution.................................................................................................  28
    8.2 Actions on Dissolution................................................................................................  28

SECTION 9 BOOKS, RECORDS AND RETURNS; TAX YEAR...............................................................................   29
    9.1 Books of Account and Records..........................................................................................  29
    9.2 Accounting Reports....................................................................................................  29
    9.3 Tax Returns...........................................................................................................  30
    9.4 Deposit of Partnership Funds..........................................................................................  30

SECTION 10 AMENDMENTS AND WAIVERS............................................................................................   30
   10.1 Amendments............................................................................................................  30
   10.2 Waivers...............................................................................................................  30

SECTION 11 MISCELLANEOUS.....................................................................................................   30
   11.1 Captions..............................................................................................................  30
   11.2 Pronouns, Singular and Plural Form....................................................................................  30
   11.3 Further Action........................................................................................................  30
   11.4 Execution of Documents................................................................................................  30
   11.5 Put and Call..........................................................................................................  31
   11.6 Entire Agreement......................................................................................................  31
   11.7 Agreement Binding.....................................................................................................  31
   11.8 Notices...............................................................................................................  31
   11.9 Severability..........................................................................................................  33
  11.10 Counterparts..........................................................................................................  33
  11.11 Governing Law.........................................................................................................  33
  11.12 No Third-Party Beneficiaries..........................................................................................  33

                         LIMITED PARTNERSHIP AGREEMENT
                                       OF
                       NEW CENTURY SEATTLE PARTNERS, L.P.

    THIS AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT (the "Agreement") of New Century Seattle Partners, L.P. is entered into as of July 14, 1994, by and among New Century Seattle, Inc., a Delaware corporation ("NCSI"); Century Management, Inc., a Delaware corporation ("Century"); ASDP/New Century, Inc., a Massachusetts corporation ("ASDP/LP"); Union Venture Corporation, a California corporation ("UVC/LP"); KJR Radio, Inc., a Washington corporation ("KJR/LP"), and Ackerley Communications, Inc., a Delaware corporation.

                             PRELIMINARY STATEMENT

    New Century Seattle Partners, L.P. was organized under the Delaware Revised Uniform Limited Partnership Act on December 28, 1993, pursuant to a Limited Partnership Agreement between Century, as general partner, and NCSI, as general partner and limited partner. The parties desire to enter into this Amended and Restated Limited Partnership Agreement to provide for the continuation of the Partnership, the withdrawal of NCSI from the partnership, the admission of KJR/LP, UVC/LP and ASDP/LP as limited partners, the authorization of the limited partnership interests being issued to UVC/LP and the Preferred LP Units, the allocation of profit and loss, cash flow, and other proceeds of the Partnership among the Partners, the respective rights, obligations, and interests of the Partners to each other and to the Partnership, and certain other matters.

                                   AGREEMENT

    In consideration of the mutual covenants and agreements set forth in this Agreement, the parties agree that the Limited Partnership Agreement of New Century Seattle Partners, L.P. is amended and restated in its entirety as follows.

SECTION 1  DEFINITIONS.

    1.1 TERMS DEFINED IN THIS SECTION. The following terms, as used in this Agreement, shall have the meanings set forth in this Section:

    "Ackerley" means Ackerley Communications, Inc., a Delaware corporation.

    "Ackerley Stations" means radio stations KJR-AM and KLTX-FM, Seattle Washington.

    "Act" means the Delaware Revised Uniform Limited Partnership Act.

    "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such Person.

    "ASDP" means Alta Subordinated Debt Partners III, L.P., a Delaware limited partnership.

    "ASDP/LP Adjusted Capital Contribution" means the Capital Contribution of ASDP/LP, plus the amount of ASDP/LP Preferred Return previously accrued, less the amount of distributions from the Partnership to ASDP/LP other than distributions pursuant to Section 4.1(a)(i).

    "ASDP/LP Preferred Return" means an amount equal to 18% per annum, computed on the basis of twelve thirty day months, cumulative and compounded annually, of the ASDP/LP Adjusted Capital Contribution from time to time, commencing on the date hereof.

    "ASDP/LP Preference Amount" means the amount required to be distributed to ASDP/LP under Section 4.1(a)(ii)(C) and Section 4.1(a)(ii)(D).

    "Cash Available for Distribution" means the gross cash proceeds from Partnership operations less the portion thereof used to pay or establish reserves for all Partnership expenses, debt payments,

Capital Expenditures, replacements, and contingencies, plus the net cash proceeds from all sales, other dispositions, and refinancings of Partnership property, less any portion thereof used to establish reserves, all as determined by the General Partner.

    "Century" means Century Management, Inc., a Delaware corporation.

    "Charlie Brown Indebtedness" means Indebtedness owed to Charlie Brown as of the date hereof as described in the Charlie Brown Employment Agreement attached as Exhibit F of the Securities Purchase Agreement.

    "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any subsequent federal law of similar import, and, to the extent applicable, the Treasury Regulations.

    "Contribution Agreement" means the Contribution Agreement, dated as of February 4, 1994, among the Partnership, Century, KJR/LP, and Ackerley.

    "Fiscal Year" means the Partnership's fiscal year, which shall be the calendar year.

    "General Partner" means Century, in its capacity as general partner of the Partnership, and any other Person that succeeds or replaces it as a general partner of the Partnership in accordance with the provisions of this Agreement.

    "Indebtedness" has the meaning assigned to that term in the Securities Purchase Agreement.

    "Joint Supplementary Agreement" means the letter agreement of even date herewith entered into by the Partnership, KJR/LP, and Ackerley.

    "KJR/LP" means KJR Radio, Inc., a Washington corporation, a wholly-owned subsidiary of Ackerley.

    "KJR/LP Adjusted Capital Contribution" means the Capital Contribution of KJR/LP pursuant to Section 3.1(c), plus the amount of KJR/LP Preferred Return previously accrued, less the amount of distributions from the partnership to KJR/LP pursuant to paragraphs (3), (4), and (5) of Section 4.1(a)(ii)(E).

    "KJR/LP Preferred Return" means an amount equal to 6% per annum, computed on the basis of twelve thirty day months, cumulative and compounded quarterly, of the KJR/LP Adjusted Capital Contribution from time to time, commencing on the date hereof.

    "KUBE" means radio station KUBE-FM, Seattle, Washington.

    "KUBE Acquisition Agreement" means the Asset Purchase Agreement, dated as of February 4, 1994, among the Partnership, Cook Inlet Radio Partners, L.P., and Cook Inlet Radio License Partnership, L.P.

    "License Partnership" means New Century Seattle License Partnership, a Delaware general partnership.

    "Limited Partner" or "Limited Partners" means KJR/LP, UVC/LP, ASDP/LP, and any Preferred Limited Partners and any of their respective successors-in-interest under this Agreement, and any other Person admitted as a Limited Partner in accordance with the provisions of this Agreement.

    "NCSI" means New Century Seattle, Inc., a Delaware corporation.

    "Operating Partnership" means New Century Seattle Partners, a Delaware general partnership.

    "Partners" means the General Partner, UVC/LP, ASDP/LP, the Preferred Limited Partners and KJR/LP.

    "Partnership" means the partnership created by the Limited Partnership Agreement between NCSI and Century and continued by the Partners pursuant to this Agreement.

    "Partnership Interest" shall mean the entire ownership interest of a Partner in the Partnership at any time, including all of its rights and obligations under this Agreement and under the Act.

    "Person" means an individual, corporation, association, partnership, joint venture, trust, estate, limited liability company limited liability partnership, or other entity or organization.

    "Preferred Limited Partners" means the holders of Preferred LP Units issued pursuant to the terms of the Securities Purchase Agreement and the UVC/LP Securities Purchase Agreement.

    "Preferred LP Units" means the Preferred LP Units of the Partnership which shall be entitled to the rights and benefits set forth in this Agreement and of which no fewer than 9 nor more than 19 Units may be issued pursuant to the Securities Purchase Agreement and the UVC/LP Securities Purchase Agreement.

    "Put and Call Agreement" means the agreement of even date herewith by and among Century, Michael Williams, Lance W. Anderson, George V. Kriste, and KJR/LP.

    "Residual Net Equity Value" shall mean (A) the fair market value of the assets of the Partnership and its Subsidiaries (including cash, cash equivalents and accounts or other receivables) as agreed to by the General Partner and ASDP/LP or, if not agreed to within 60 days prior to any redemption of, or final distribution on, ASDP/LP's and UVC/LP's Partnership Interests, the appraised fair market value, as of the date on which such redemption or final distribution is to be made, determined as provided below, plus any amounts paid by the Partnership with respect to the Charlie Brown Indebtedness, and reduced, in each case, by (B) the sum of (v) the aggregate outstanding amount of the Senior Debt, plus (w) the aggregate outstanding amount of all Indebtedness owed by the Partnership on the Subordinated Notes, plus (x) the remaining amount that must be distributed to UVC/LP in order for it to have received its full UVC/LP Senior Preference Amount and UVC/LP Preference Amount, plus (y) the remaining amount that must be distributed to ASDP/LP in order for it to have received its full ASDP/LP Preference Amount, plus (z) amounts owed to trade creditors incurred in the ordinary course of business (such aggregate hereinafter being referred to as the "Offset Amount"). In no event shall the Offset Amount include the Charlie Brown Indebtedness.

    In the event that the General Partner and ASDP/LP fail to agree on the fair market value of the assets of the Partnership and its Subsidiaries within the applicable time period specified above, the General Partner and ASDP/LP each shall select an independent, non-affiliated appraiser of recognized standing with at least five (5) years of experience in the broadcasting industry (each an "Independent Appraiser") at least fifty (50) days prior to the date on which the redemption or final distribution is to be made. Within thirty (30) days after selection, such Independent Appraisers shall prepare and deliver to the General Partner and ASDP/LP appraisals of the fair market value of the assets of the Partnership and its Subsidiaries in accordance with the terms set forth below and such appraised values shall be averaged and the resulting amount shall be reduced by the Offset Amount to determine the Residual Net Equity Value. Notwithstanding the foregoing, in the event that the difference between the two appraisals is greater than 20% of the higher appraisal, then the fair market value of the assets of the Partnership and its Subsidiaries shall be determined by taking the average of (a) the fair market value of the assets of the Partnership and its Subsidiaries determined by a third independent appraiser (selected by the two original Independent Appraisers) and (b) the appraisal of the fair market value of the assets of the Partnership and its Subsidiaries prepared by the Independent Appraiser that is closest in amount to the third appraisal. All appraisals hereunder will appraise the fair market value of the assets of the Partnership and its Subsidiaries (i) as a going concern and valued as if debt-free and without any discount for (A) lack of liquidity, (B) other considerations relating to the nonpublic status of the Partnerships' securities,
(C) the minority, non-controlling interest represented by UVC/LP's, ASDP/LP's or the Preferred Limited Partners' Partnership Interests or (D) the rights that KJR/LP and its Affiliates have pursuant to the Put and Call Agreement or any appraisal conducted thereunder, and (ii) on the valuation for which a willing buyer, with recourse to any necessary financing, would pay for all of the assets of the Partnership and its Subsidiaries to a willing seller who is under no compunction to sell. Notwithstanding the foregoing, in the event that the

Partnership and its Subsidiaries sell their assets to a non-affiliated third party, the aggregate purchase price and all other consideration received or receivable for such assets pursuant to such sale shall be deemed by the parties to be the fair market value of the assets of the Partnership and its Subsidiaries for purposes of determining the residual Net Equity Value. The General Partner and ASDP/LP shall each bear the costs of their respective Independent Appraiser and the costs of the third appraisal, if necessary, shall be borne by the Partnership.

    "Securities Purchase Agreement" means the Agreement for Purchase and Sale of certain Subordinated Notes, Partnership Interests and Warrants, dated as of the date hereof, by and among ASDP, ASDP/LP, the Partnership, License Partnership and Operating Partnership.

    "Senior Debt" means all indebtedness and liabilities of the Partnership to the Senior Lender arising under the Senior Loan Documents.

    "Senior Lender" means Union Bank, Los Angeles, California, or any successor, assigns, or replacement bank or banks or senior lender which refinances the Senior Debt in accordance with the terms of this Agreement.

    "Senior Loan Documents" means the Revolving Credit and Term Loan Agreement and related documents dated the date hereof by and among the Senior Lender and the Partnership.

    "Stations" mean the Ackerley Stations and KUBE.

    "Subordinated Notes" means the Subordinated Notes in the aggregate principal amount of $6,175,758 issued pursuant to the Securities Purchase Agreement.

    "Subsidiary" means any corporation, unincorporated organization or association, or other partnership substantially owned and controlled by the Partnership and through which the Partnership has elected to accomplish its purposes.

    "Tax Distributions" means distributions to the Partners pursuant to Section 4.1(a)(i).

    "Taxable Income" means for each Fiscal Year or other period the amount equal to the Partnership's taxable income for such Fiscal Year or other period, determined for federal income tax purposes in accordance with Code Section 703(a).

    "Treasury Regulations" means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

    "UVC/LP Adjusted Preferred Capital Contribution" means the UVC/LP Preferred Capital Contribution, plus the amount of the UVC/LP Preferred Return previously accrued, less the amount of distributions from the Partnership to UVC/LP other than distributions pursuant to Section 4.1(a)(i).

    "UVC/LP Adjusted Senior Capital Contribution" means the UVC/LP Senior Capital Contribution, plus the amount of the UVC/LP Senior Preferred Return previously accrued less the amount of distributions from the Partnership to UVC/LP pursuant to Section 4.1(a)(i) and paragraphs (A) and (B) of Section 4.1(a)(ii).

    "UVC/LP Preference Amount" means the amount required to be distributed to UVC/LP under Section 4.1(a)(ii)(C) and Section 4.1(a)(ii)(D).

    "UVC/LP Preferred Return" means an amount equal to 18% per annum, computed on the basis of twelve thirty day months, cumulative and compounded annually, of the UVC/LP Adjusted Preferred Capital Contribution from time to time, commencing on the date hereof.

    "UVC/LP Securities Purchase Agreement" means the Agreement for Purchase and Sale of certain Partnership Interests and Warrants, dated as of the date hereof, by and among UVC/LP, the Partnership and certain others.

    "UVC/LP Senior Preferred Return" means an amount equal to 18% per annum, computed on the basis of twelve thirty day months, cumulative and compounded annually, of the UVC/LP Adjusted Senior Capital Contribution from time to time, commencing on the date hereof.

    "UVC/LP Senior Preference Amount" means the amount required to be distributed to UVC/LP under Section 4.1(a)(ii)(A) and Section 4.1(a)(ii)(B) before any distributions (other than Tax Distributions) are made to any other Partners.

    "Warrantholders" means the holders of the Warrants issued pursuant to the Securities Purchase Agreement and the UVC/LP Securities Purchase Agreement.

    1.2   TERMS DEFINED  ELSEWHERE IN  THIS  AGREEMENT.   For purposes  of  this
Agreement, the following terms have the meanings set forth in the sections indicated:

Capital Account                                   Section 4.3
Capital Contribution                              Section 3.1(e)
Certificate                                       Section 3.2
Event of Default                                  Section 7.2
Indemnitee                                        Section 5.9(a)
Tax Matters Partner                               Section 5.4(a)
UVC/LP Preferred Capital Contribution             Section 3.1(e)(ii)
UVC/LP Senior Capital Contribution                Section 3.1(e)(i)

    1.3  TERMS  DEFINED ELSEWHERE.   Terms not defined  in this Agreement  shall
have the meaning given in the Securities Purchase Agreement and the UVC/LP Securities Purchase Agreement.

SECTION 2  THE PARTNERSHIP AND ITS BUSINESS.

    2.1 FORMATION AND CONTINUATION. The Partnership was formed as a limited partnership pursuant to the provisions of the Act by the filing of the Certificate with the Secretary of State of Delaware. The Partners agree to continue the Partnership as a limited partnership pursuant to the provisions of the Act. Effective on the date of this Agreement, NCSI shall receive a return of its original capital contribution of $100.00 and shall withdraw as a general partner and limited partner of the Partnership. Except as provided in this Agreement, all rights, liabilities, and obligations of the Partners, both as among themselves and with respect to Persons not parties to this Agreement, shall be as provided in the Act, and this Agreement shall be construed in accordance with the provisions of the Act. To the extent that the rights or obligations of any Partner are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control, except that no Limited Partner shall be personally liable for obligations of the Partnership beyond the liability provided in the Act.

    2.2 FILING OF CERTIFICATE OF LIMITED PARTNERSHIP. NCSI and Century have caused a Certificate of Limited Partnership conforming with the Act (the "Certificate") to be filed with the Secretary of State of Delaware. The General Partner shall cause the Certificate to be filed or recorded in any other public office where the General Partner deems filing or recording of the Certificate to be required or advisable. The General Partner shall do, and continue to do, all other things that are required or advisable to maintain the Partnership as a limited partnership existing pursuant to the laws of the State of Delaware.

    2.3 PARTNERSHIP NAME. The name of the Partnership shall continue to be "New Century Seattle Partners, L.P." The business of the Partnership may be conducted under that name or "New Century Media" or, upon compliance with applicable laws, any other name that the General Partner deems appropriate or advisable. The General Partner shall file any assumed name certificates and similar filings, and any amendments thereto, that the General Partner considers appropriate or advisable.

    2.4 TERM OF THE PARTNERSHIP. The term of the Partnership commenced on the date of the filing of the Certificate with the Secretary of State of Delaware and, unless the Partnership is earlier terminated pursuant to Section 8 of this Agreement, shall continue until December 31, 2005.

    2.5  PURPOSES AND AUTHORITY OF THE PARTNERSHIP.

        (a)  PURPOSES OF THE PARTNERSHIP.  The purposes of the Partnership are:

           (i) to acquire (in accordance with the Contribution Agreement), own, and dispose of those assets that shall be contributed by KJR/LP to the Partnership as described in Section 3.1(c), and to exercise all rights incident thereto;

           (ii) to acquire, own, and dispose of the assets of KUBE, and to exercise all rights incident thereto pursuant to the KUBE Acquisition Agreement;

          (iii)  to  engage  in  the business,  directly  or  indirectly through interests in one or more corporations or partnerships, of acquiring, developing, owning, operating, managing, and selling the Ackerley Stations, KUBE, and other radio broadcast stations and other related and ancillary businesses;

          (iv) to engage in the business of managing radio broadcast stations and other related and ancillary businesses;

           (v) to possess, transfer, mortgage, pledge, or otherwise deal in, and to exercise all rights, powers, privileges, and other incidents of ownership or possession with respect to, securities or other assets held or owned by the Partnership, and to hold securities or assets in the name of a nominee or nominees; and

          (vi) to own, lease or otherwise acquire any and all assets and services related to the foregoing purposes and to engage in such other activities related either directly or indirectly to the foregoing purposes as may be necessary, advisable, or appropriate, in the opinion of the General Partner, for the promotion or conduct of the business of the Partnership.

        (b) AUTHORITY OF THE PARTNERSHIP. Subject to the provisions of Sections 5.2 and 5.3 hereof, the Partnership shall be empowered and authorized to do all lawful acts and things necessary, appropriate, proper, advisable, incidental to, or convenient for the futherance and accomplishment of its purposes. Subject to the provisions of Sections 5.2 and 5.3 hereof, the Partnership shall be empowered and authorized, for itself or on behalf of any Subsidiary:

           (i) to construct, operate, maintain, improve, expand, buy, own, sell, convey, assign, mortgage, refinance, rent, or lease real or personal property, which may be held in the name of the Partnership or any Subsidiary, in the name of the General Partner as nominee or trustee for the beneficial owner of the property, or in any other manner that the General Partner deems to be in the best interests of the Partnership or any Subsidiary, so long as all such property is properly reflected on the books of the Partnership and any Subsidiary;

           (ii) to enter into, perform,  and carry out contracts and  agreements
       of   any  kind  necessary  to,  in  connection  with,  or  incidental  to accomplishing the purposes of the Partnership;

          (iii)  to  borrow  money  and  issue  evidences  of  indebtedness   in
       furtherance of the purposes of the Partnership and to secure any such indebtedness by mortgage, security interest, or other lien;

          (iv) to maintain and operate the assets of the Partnership and any Subsidiary;

           (v) to negotiate for and conclude agreements for the sale, exchange, or other disposition of all or any part of the property of the Partnership or of any Subsidiary, or for the purchase or lease of additional property of the Partnership or any Subsidiary;

          (vi)  to   hire   and  compensate   employees,   agents,   independent
       contractors, attorneys, and accountants; and

          (vii) to bring and defend actions in law and equity.

    2.6 PRINCIPAL OFFICE AND OTHER OFFICES; REGISTERED AGENT. The office required to be maintained by the Partnership in the State of Delaware pursuant to Section 17-104 of the Act shall be located at 1309 Orange Street, Wilmington, New Castle County, Delaware 19801. The resident agent of the Partnership pursuant to Section 17-104 of the Act shall be The Corporation Trust Company. The principal office of the Partnership shall be located at 190 Queen Anne Avenue North, Suite 100, Seattle, Washington 98109. The Partnership may maintain any other offices at any other places that the General Partner deems advisable. The Partnership may, upon compliance with the applicable provisions of the Act, change its principal office or resident agent from time to time in the discretion of the General Partner.

    2.7 FOREIGN QUALIFICATION. The General Partner shall take all necessary actions to cause the Partnership to be authorized to conduct business legally in all appropriate jurisdictions, including registration or qualification of the Partnership as a foreign limited partnership in those jurisdictions that provide for registration or qualification and the filing of a certificate of limited partnership in the appropriate public offices of those jurisdictions that do not provide for registration or qualification.

    2.8 FISCAL YEAR. The Fiscal Year of the Partnership shall be the calendar year. The Partnership shall have the same Fiscal Year for income tax purposes and for financial and partnership accounting purposes.

    2.9 ADDRESSES OF THE PARTNERS. The respective addresses of the Partners are as follows:

        General Partner:
       Century Management, Inc.
       190 Queen Anne Avenue North, Suite 100
       Seattle, Washington 98109
       Attention: Lance Anderson
       KJR/LP:
       KJR Radio, Inc.
       c/o Ackerley Communications, Inc.
       900 Fifth Avenue, Suite 3770
       Seattle, Washington 98104
       Attention: Mr. Denis Curley
       ASDP/LP:
       ASDP/New Century, Inc.
       c/o Burr, Egan, Deleage & Co.
       Suite 3800
       One Post Office Square
       Boston, Massachusetts 02110
       Attention: Brian W. McNeill
       UVC/LP:
       Union Venture Corporation
       445 South Figueroa Street
       13th Floor
       Los Angeles, California 90071
       Attention: Robert C. Dawson

SECTION 3  PARTNERSHIP CAPITAL.

    3.1  CAPITAL CONTRIBUTIONS.

        (a) DEFINITION OF CAPITAL CONTRIBUTIONS. For purposes of this Agreement, a Partner's "Capital Contribution" means the amount of money contributed by such Partner to the Partnership pursuant to this Agreement plus the fair market value without regard to Code Section 7701(g) of property contributed by such Partner to the Partnership pursuant to this Agreement (net of liabilities that are secured by such contributed property or that the Partnership or any other Partner is considered to assume under Code Section 752).

        (b)  CONTRIBUTIONS BY CENTURY.

           (i) Prior to the date of this Agreement, Century has contributed to the Partnership cash in the amount of $200,000.

           (ii) Upon the execution of this Agreement, Century shall convert $100,000 of the amounts owed to it pursuant to Section 5.8 into a contribution of $100,000 in cash by it to the Partnership.

        (c) CONTRIBUTIONS BY KJR/LP. Upon the execution of this Agreement and in accordance with the terms and conditions of the Contribution Agreement, KJR/LP shall contribute to the Partnership, free and clear of any claims, liabilities, security interests, mortgages, liens, pledges, conditions, charges, or encumbrances of any nature whatsoever the Ackerley Stations and those other assets specified in the Contribution Agreement. The Partners agree that the fair market value of the assets contributed by KJR/LP pursuant to this Section 3.1(c) shall be determined in accordance with the Contribution Agreement.

        (d) CONTRIBUTIONS BY ASDP/LP. Upon the execution of this Agreement and the consummation of the transactions contemplated by the Contribution Agreement and the KUBE Acquisition Agreement and in accordance with the terms and conditions of the Securities Purchase Agreement, ASDP/LP shall contribute to the Partnership in cash the amount of four hundred twenty-four thousand two hundred forty-two dollars ($424,242).

        (e) CONTRIBUTION BY UVC/LP. Upon the execution of this Agreement and the consummation of the transactions contemplated by the Contribution Agreement and the KUBE Acquisition Agreement and in accordance with the terms and conditions of the UVC/LP Securities Purchase Agreement, UVC/LP shall contribute to the Partnership in cash the amount of (i) nine hundred sixteen thousand six hundred sixty-seven dollars ($916,667) for a deemed contribution of nine hundred twenty-four thousand two hundred forty-two dollars ($924,242) (the latter being referred to as the "UVC/LP Senior Capital Contribution"), and (ii) seventy-five thousand seven hundred fifty-eight dollars ($75,758) (the "UVC/LP Preferred Capital Contribution).

        (f) CONTRIBUTIONS BY PREFERRED LIMITED PARTNERS. Upon the issuance of any Preferred LP Units in accordance with the terms of the Securities
    Purchase Agreement and the UVC/LP Securities Purchase Agreement, the Preferred Limited Partners shall contribute the amount of Nine Hundred Thousand Dollars ($900,000) in cash to the Partnership.

        (g)  ADDITIONAL CAPITAL CONTRIBUTIONS.

           (i) KJR/LP shall be obligated to pay all costs and expenses incurred in connection with moving the transmission facilities for Station KJR-AM, whether such costs and expenses are incurred prior to or after the date of this Agreement. Costs and expenses incurred in upgrading the transmission facilities of Station KJR-AM and in increasing the power of Station KJR-AM shall be paid by the Partnership, in accordance with
       Section 5.13.

           (ii) KJR/LP, at its option, may make additional Capital Contributions to the Partnership solely to allow the Partnership (A) to pay principal and interest on the Senior Debt; and (B) to pay interest on the Subordinated Notes and to make distributions of the UVC/LP Senior Preferred Return pursuant to Section 4.1(a)(ii)(A) and of the ASDP/LP Preferred Return and the UVC/LP Preferred Return pursuant to Section 4.1(a)(ii)(c), pro rata based on the principal amount then outstanding on the Subordinated Notes, the UVC/LP Adjusted Senior Preferred Capital Contribution, the ASDP/LP Adjusted Capital Contribution and the UVC/ LP Adjusted Preferred Capital Contribution.

          (iii) Additional Capital Contributions made by KJR/LP pursuant to Sections 3.1(g)(i) and (ii) above shall be treated as additional Capital Contributions to the Partnership; provided, however, that notwithstanding any such additional Capital Contributions, the Partnership Interests of KJR/LP shall remain junior to, and shall not dilute, the Partnership Interests of ASDP/LP, UVC/LP, and any other Preferred Limited Partner, and no such additional Capital Contributions shall alter in any respect the distributions and allocations to ASDP/LP and UVC/LP pursuant to
       Section 4.

          (iv) There shall be no further assessments for additional Capital Contributions by the Partners to the Partnership. Nothing in this Section 3.1(g)(iv) shall impair the obligation of a Limited Partner under any agreement by which the Limited Partner assumes liabilities of the Partnership. Without the prior written consent of all of the Partners, no Partner may make any additional Capital Contributions except as provided in Sections 3.1(b), (c), (d), (e), (f), and (g)(i) and (ii) hereof.

        (h) FINANCING. To finance the business of the Partnership, including the acquisition of property, the construction of improvements on land or leaseholds, or for any other Partnership purposes, the General Partner may, for the Partnership or on behalf of any Subsidiary, but subject to Sections
    5.2 and 5.3, arrange for the Senior Debt and any other loans or the refinancing of any loans, and may pledge the assets of the Partnership (including, without limitation, its partnership interests in License Partnership, Operating Partnership and any other Subsidiary of the Partnership) or any Subsidiary as security therefor.

    3.2 LOANS BY PARTNERS. A Partner may lend funds to the Partnership only on terms and conditions agreed to by the General Partner, the lending Partner, KJR/LP, and ASDP/LP.

    3.3 DISBURSEMENTS. The Partnership shall pay all operating costs and expenses of the Partnership business, including financing costs and related expenses, real estate taxes and other carrying charges, all costs of construction of improvements on Partnership property or leaseholds, management, leasing, and loan placement fees, and operating expenses, and including all reasonable costs and expenses incurred by or on behalf of the Partnership by the Partners. The Partnership may set aside funds for any items that are proper Partnership purposes, including operating expenses, debt service, capital improvements, replacements, repairs, amortization, other capital requirements, and liabilities, contingent or otherwise, of the Partnership or any Subsidiary, in each case as determined by the General Partner in its sole discretion.

    3.4 WITHDRAWAL OF CONTRIBUTIONS. No Partner shall have the right to withdraw from the Partnership or to demand a return of all or any part of its Capital Contribution during the term of the Partnership, and any return of the Capital Contribution of any Partner shall be made solely from the assets of the Partnership and only in accordance with the terms of this Agreement. No interest shall be paid to any Partner with respect to its Capital Contribution to the Partnership; provided, however, that the foregoing provisions of this sentence shall not preclude any Limited Partner from receiving the ASDP/LP Preferred Return, the UVC/LP Preferred Return, the UVC/LP Senior Preferred Return, or the KJR/LP Preferred Return or any redemption payments in accordance with the provisions hereof. The Partners expressly acknowledge that certain provisions of this Agreement that may preclude a Partner from realizing appreciation in the value of the Partnership's assets are essential to protect the Partners' mutual interests in the Partnership's assets; accordingly, the Partners waive any right they otherwise would have to seek a partition or judicial liquidation of the Partnership or any comparable action, except as otherwise expressly provided in this Agreement.

SECTION 4  CASH DISTRIBUTIONS; ALLOCATIONS OF PROFIT AND LOSS.

    4.1  DISTRIBUTIONS.

        (a)  DISTRIBUTIONS  OTHER THAN ON  LIQUIDATION.  Except  as provided  in
    Section 4.1(b), but subject to any restrictions set forth in the Senior Loan Documents and the Securities Purchase Agreement, all Cash Available for Distribution shall be distributed in accordance with the following provisions:

           (i) first, the General Partner shall cause the Partnership to distribute to each of the Partners, cash in an amount equal to the Partner's Tax Liability of such Partner in accordance with Section 5.3(j)(ii);

           (ii) second, all other Cash Available for Distribution shall, subject to Section 5.3, be distributed among the Partners at such times and in such amounts as the General Partner may determine in accordance with the following:

               (A) first, to UVC/LP until UVC/LP has received aggregate cash distributions pursuant to this Section 4.1(a)(ii) and Section 7.5(c) equal to the UVC/LP Senior Preferred Return;

               (B) second, to UVC/LP until UVC/LP has received aggregate cash distributions pursuant to this Section 4.1(a)(ii) and Section 7.5(c) equal to the UVC/LP Senior Capital Contribution plus the UVC/LP Senior Preferred Return;

               (C) third, 84.9485% to ASDP/LP and 15.1515% to UVC/LP until ASDP/LP has received aggregate cash distributions pursuant to Section 4.1(a)(ii) equal to the ASDP/ LP Preferred Return and UVC/LP has received aggregate cash distributions pursuant to Section 4.1(a)(ii) and Section 7.5(c) equal to the UVC/LP Senior Capital Contribution plus the UVC/LP Senior Preferred Return plus the UVC/LP Preferred Return;

               (D) fourth, 84.8485% to ASDP/LP and 15.1515% to UVC/LP until ASDP/LP has received aggregate cash distributions pursuant to Section 4.1(a)(ii) equal to ASDP/LP's Capital Contribution plus the ASDP/LP Preferred Return and UVC/LP has received aggregate cash distributions pursuant to Section 4.1(a)(ii) and Section 7.5(c) equal to the UVC/LP Senior Capital Contribution plus the UVC/LP Senior Preferred Return plus the UVC/LP Preferred Capital Contribution plus the UVC/LP Preferred Return;

               (E) thereafter, (x) if there are Preferred Limited Partners holding Preferred LP Units, 1.0000% for each Preferred LP Unit held by the Preferred Limited Partners in accordance with the number of Preferred LP Units held by each of them, .8485% to ASDP/LP, .1515% to UVC/LP, and the remainder to KJR/LP and the General Partner; and (y) if there are no Preferred Limited Partners holding Preferred LP Units, .8485% to ASDP/LP, .1515% to UVC/LP, and 99.0000% to KJR/LP and the General Partner. Distributions to KJR/LP and the General
           Partner pursuant to this Section 4.1(a)(ii)(E) shall be made in accordance with the following:

                   (1) first, 100% to KJR/LP, until KJR/LP has received aggregate distributions pursuant to this Section 4.1(a)(ii) equal to the amount of KJR/LP's additional Capital Contribution pursuant to Section 3.1(g)(ii)(A) plus accrued interest thereon, compounded annually, at the default rate under the Senior Loan Documents;

                   (2) second, 100% to KJR/LP, until KJR/LP has received aggregate distributions pursuant to this Section 4.1(a)(ii) equal to the sum of (i) the amount of KJR/LP's additional Capital Contribution pursuant to Section 3.1(g)(ii)(A) plus accrued interest thereon, compounded annually, at the default rate under the Senior Loan Documents, and (ii) the amount of KJR/LP's additional Capital Contribution pursuant to

               Section 3.1(g)(ii)(B) plus an amount equal to 6% per annum, computed on the basis of twelve thirty day months, cumulative and compounded quarterly, of the amount of such additional Capital Contribution pursuant to Section 3.1(g)(ii)(B);

                   (3) third, 99% to KJR/LP and 1% to the General Partner, until
               KJR/LP  has  received  aggregate distributions  pursuant  to this
               Section 4.1(a)(ii) equal to the sum of (i) the amount of KJR/LP's additional Capital Contribution pursuant to Section 3.1(g)(ii)(A) plus accrued interest thereon, compounded annually, at the default rate under the Senior Loan Documents, (ii) the amount of KJR/LP's additional Capital Contribution pursuant to Section 3.1(g)(ii)(B) plus an amount equal to 6% per annum, computed on the basis of twelve thirty day months, cumulative and compounded quarterly, of the amount of such additional Capital Contribution pursuant to Section 3.1(g)(iii)(B), (iii) the KJR/LP Preferred Return, and (iv) $100,000;

                   (4)  fourth,  97.56%  (12,000,000/12,300,000)  to  KJR/LP and
               2.44% (300,000/12,300,000) to the General Partner, until KJR/LP has received aggregate distributions pursuant to this Section
               4.1(a)(ii) equal to the sum of (i) the amount of KJR/LP's additional Capital Contribution pursuant to Section 3.1(g)(ii)(A) plus accrued interest thereon, compounded annually, at the default rate under the Senior Loan Documents, (ii) the amount of KJR/LP's additional Capital Contribution pursuant to Section 3.1(g)(ii)(B) plus an amount equal to 6% per annum, computed on the basis of twelve thirty day months, cumulative and compounded quarterly, of the amount of such additional Capital Contribution pursuant to Section 3.1(g)(ii)(B), (iii) the KJR/LP Preferred Return, (iv) $100,000, and (v) KJR/LP's Capital Contribution pursuant to Section 3.1(c); and

                   (5) thereafter, 80% to KJR/LP and 20% to the General Partner.

    (b) DISTRIBUTIONS ON LIQUIDATION. Upon any liquidation, dissolution, reorganization, merger or sale of all or substantially all of the assets of the Partnership, and after payment of, and adequate provision for the debts and obligations of the Partnership, the remaining assets of the Partnership shall be distributed as follows:

           (i)  first,   to  UVC/LP   until   UVC/LP  has   received   aggregate
       distributions  pursuant to  Section 4.1(a)(ii),  Section 7.5(c)  and this
       Section 4.1(b)(i) equal to the UVC/LP Senior Preference Amount;

           (ii) second, 54.3485% to ASDP/LP and 15.1515% to UVC/LP, until ASDP/LP has received aggregate distributions pursuant to Section 4.1(a)(ii) and this Section 4.1(b)(ii) equal to the ASDP/LP Preference
       Amount  and  UVC/LP  has  received  aggregate  distributions  pursuant to
       Section 4.1(a)(ii), Section 7.5(c), Section 4.1(b)(i) and this Section 4.1(b)(ii) equal to the UVC/LP Senior Preference Amount plus the UVC/LP Preference Amount;

          (iii) third, 84.8485% to ASDP/LP and 15.1515% to UVC/LP, until ASDP/LP and UVC/LP have received aggregate distributions pursuant to this Section 4.1(b)(iii) equal to 1% of the Partnership's Residual Net Equity Value;

          (iv) fourth, to the Preferred Limited Partners, if any, until the Preferred Limited Partners have received distributions under this Section 4.1(b)(iv) equal to the product of (x) the number of Preferred LP Units held by the Preferred Limited Partners (which shall be no less than 9 nor more than 19) and (y) 1% of the Partnership's Residual Net Equity Value; and

           (v) fifth, to KJR/LP until KJR/LP has received aggregate distributions under this Section 4.1(b)(v) equal to the amount of KJR/LP's additional capital contribution pursuant to Section 3.1(g)(i); and

          (vi) thereafter to KJR/LP and the General Partner in accordance with the provisions of Section 4.1(a)(ii)(E)(1)-(5).

        (c) DISTRIBUTION ATTRIBUTABLE TO LICENSE PARTNERSHIP AND OPERATING PARTNERSHIP. Any distributions of cash to the General Partner pursuant to
    Section 4.1(a) or Section 4.1(b) shall be reduced by the amount of any distributions to the General Partner by License Partnership or Operating Partnership, it being the intent of the Partners that the Partnership and its Partners are entitled to the entire value of License Partnership and Operating Partnership; provided, however, that this Section 4.1(c) shall not apply to the extent it would cause the General Partner to receive less than 1% of the total distributions from the Partnership.

        (d) WITHHOLDING. All amounts withheld pursuant to the Code or any provision of any state or local tax law with respect to any payment or distribution to a Partner shall be treated as amounts distributed to such Partner pursuant to Section 4.1 for all purposes of this Agreement.

    4.2  CAPITAL ACCOUNTS; TAX ALLOCATIONS.

        (a) CAPITAL ACCOUNTS. A separate capital account (each, a "Capital Account") shall be maintained for each Partner in accordance with the rules of Treasury Regulations Section 1.704-1(b)(2)(iv), and this Section 4.02(a) shall be interpreted and applied in a manner consistent therewith. Whenever the Partnership would be permitted to adjust the Capital Accounts of the Partners pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(f) to reflect revaluations of Partnership property, the Partnership shall so adjust the Capital Accounts of the Partners. In the event that the Capital Accounts of the Partners are adjusted pursuant to Treasury Regulations
    Section 1.704-1(b)(2)(iv)(f) to reflect revaluations of Partnership property, (i) the Capital Accounts of the Partners shall be adjusted in accordance with Treasury depreciation, depletion, amortization and gain or loss, as computed for book purposes, with respect to such property, and (ii) the Partners' distributive shares of depreciation, depletion, amortization, gain or loss, as computed for tax purposes, with respect to such property shall be determined so as to take account of the variation between the adjusted tax basis and book value of such property in the same manner as under Code Section 704(c). In the event that Code Section 704(c) applies to Partnership property, the Capital Accounts of the Partners shall be adjusted in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(g) for allocations of depreciation, depletion, amortization and gain and loss, as computed for book purposes, with respect to such property.

        (b) TAX ALLOCATIONS. All items of Partnership income, gain, loss and deduction as determined for federal income tax purposes shall be allocated among the Partners, and shall be credited or debited to their respective Capital Accounts in such a manner that the balance of each Partner's Capital Account at the end of any Fiscal Year (increased by the sum of (a) such Partner's "share of partnership minimum gain" as defined in Treasury Regulations Section 1.704-2(g)(1) and (b) such partner's "share of minimum gain" as defined in Treasury Regulations Section 1.704-2(i)(5)) would be positive in the amount of cash, if any, that such Partner would receive (or would be negative in the amount of cash that such partner would be required to contribute to the Partnership) if the Partnership sold all of its property for an amount of cash equal to the book value (as determined pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)) of such property reduced, but not below zero, by the amount of nonrecourse debt to which such property is subject) and all of the cash of the Partnership remaining after payment of all liabilities (other than nonrecourse liabilities) of the Partnership were distributed in liquidation immediately following the end of such Fiscal Year pursuant to Section 8.02(b)).

        (c) SECTION 704(C) ADJUSTMENTS. Notwithstanding any provisions of this Agreement to the contrary, in accordance with Section 704(c) of the Code, income and gain, deduction and loss with respect to any property contributed to the Partnership shall be allocated among the Partners so as to take account of the variation between the adjusted basis of such property and its fair market value at the time of contribution.

        (d) ACCOUNTING CONVENTIONS. To determine possible varying interest of the Partners during the taxable year, the Partnership shall use the interim-closing of the books method, as permitted by Section 706 of the Code and the regulations thereunder.

SECTION 5  RIGHTS, POWERS, AND DUTIES OF THE PARTNERS AND THE PARTNERSHIP.

    5.1  RIGHTS, POWERS, AND DUTIES OF THE GENERAL PARTNER.

        (a) POWERS IN GENERAL. The General Partner shall have full and complete charge of all affairs of the Partnership, and the management and control of the Partnership's business shall rest exclusively with the General Partner. The General Partner shall be responsible for the management and operations of the Partnership and, subject to Sections 5.2, 5.3, 5.11,
    5.12 and 7.2, shall have all power necessary to manage and control the Partnership and to conduct the business of the Partnership, and all powers possessed by general partners under the Act, including the power to cause the Partnership to take any of the actions described in Section 2.5(b) to the extent necessary, convenient, or incidental to the accomplishment of the purposes of the Partnership. The powers of the General Partner shall include the power on behalf of the Partnership (without regard to the term of the Partnership), for itself or on behalf of any Subsidiary, to:

           (i) acquire by purchase, lease, or otherwise any real or personal property;

           (ii) operate, maintain, finance, improve, construct, own, grant options with respect to, sell, convey, assign, mortgage, and lease real and personal property;

          (iii) sell or exchange all or any part of the property and assets of the Partnership or of any Subsidiary for property, cash, or on terms, or any combination thereof;

          (iv) execute and modify leases and other agreements (including leases and agreements for terms extending beyond the term of the Partnership or the term of any Subsidiary), and execute and modify options, licenses, or agreements with respect to any of the assets or the business of the Partnership or any Subsidiary;

           (v) obtain loans, secured and unsecured, for the Partnership or any Subsidiary and secure the same by mortgaging, assigning for security purposes, pledging, or otherwise hypothecating, (A) all or any part of the property and assets of the Partnership or of any Subsidiary (and in connection therewith to place record title to any such property or assets in the name or names of a nominee or nominees), or (B) the partnership interests of the Partners;

          (vi) prepay in whole or in part, refinance, recast, increase, decrease, modify, amend, restate, or extend any such mortgage, security assignment, pledge, or other security instrument, and in connection therewith to execute and deliver, for and on behalf of the Partnership or any Subsidiary, any extensions, renewals, or modifications thereof, any new mortgage, security assignment, pledge, or other security instrument in lieu thereof;

          (vii) draw, make, accept, endorse, sign, and deliver any notes, drafts, or other negotiable instruments or commercial paper;

         (viii) establish, maintain, and draw upon checking, savings, and other accounts in the name of the Partnership or any Subsidiary in such banks or other financial institutions as the General Partner may from time to time select;

          (ix) employ, fix the compensation of, oversee, and discharge agents and employees of the Partnership and of any Subsidiary as it shall deem advisable in the operation and management of the business of the Partnership, including but not limited to such accountants, attorneys, architects, consultants, engineers, and appraisers, on such terms and for such compensation, as the General Partner shall determine;

           (x) enter into management agreements with third parties pursuant to which the management, supervision, or control of the business or assets of the Partnership may be delegated to third parties for reasonable compensation;

          (xi) enter into joint ventures, general or limited partnerships, or other agreements relating to the Partnership's purposes;

          (xii) compromise any claim or liability due to the Partnership or any Subsidiary;

         (xiii) execute, acknowledge, verify, and file any notifications, applications, statements, and other filings that the General Partner considers necessary or desirable to be filed with any state or federal securities administrator or commission;

         (xiv) execute, acknowledge, verify, and file any and all certificates, documents, and instruments that the General Partner considers necessary or desirable to permit the Partnership or any Subsidiary to conduct business in any state in which the General Partner deems advisable;

          (xv) do any or all of the foregoing, discretionary or otherwise, through agents selected by the General Partner and compensated or uncompensated by the Partnership; and

         (xvi) take any other actions and execute any other contracts, documents, and instruments that it deems appropriate to carry out the intents and purposes of this Agreement.

        (b)  RESPONSIBILITIES AND FIDUCIARY OBLIGATIONS OF THE GENERAL PARTNER.

           (i) The General Partner shall direct the day-to-day operations of the Partnership and provide general supervision of the assets and business of the Partnership in its capacity as General Partner. The directors, officers, and employees of the General Partner shall be required to devote to the conduct of the business of the Partnership only as much time and attention as is necessary to accomplish the purposes and to conduct properly the business of the Partnership; provided, however, that Michael Williams shall devote substantially all of his working time to the operation and management of the Partnership. Subject to the foregoing, the Partners agree that day-to-day operation, management, and supervision of the assets and business of the Partnership may be delegated by the General Partner to other Persons selected by the General Partner and to the employees of the Partnership.

           (ii) Neither the General Partner nor any of its Affiliates shall be liable to the Partnership or the Partners for any act or omission performed or omitted by the General Partner or such Affiliates in good faith pursuant to the terms of, and within the scope of the authority granted to them by or pursuant to, this Agreement; provided that such act or omission did not constitute and was not the result of a breach of this Agreement, fraud, gross negligence or willful misconduct.

    5.2 ACTIONS REQUIRING CONSENT OF KJR/LP. The General Partner may not, without the consent of KJR/LP, cause or permit Century, the Partnership or any Subsidiary (with all references herein to the Partnership being deemed to include all of its Subsidiaries) to fail to comply with any of the following provisions:

        (a) INCURRENCE OF DEBT. The Partnership will not, directly or indirectly, incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any Indebtedness or liability, except; (i) Indebtedness under the Subordinated Notes; (ii) Indebtedness outstanding under the Senior Loan Documents in an initial outstanding principal amount of up to $13,000,000; provided, however, that the then outstanding principal amount of the Senior Debt may be increased by up to $250,000; (iii) Indebtedness with respect to trade obligations and other normal accruals, including taxes, assessments, and other governmental charges, arising in the ordinary course of business and not yet due and payable, or which is being contested in good faith by appropriate proceedings, and then only to the extent the amount thereof has been set aside by the Partnership in a cash reserve; (iv) Indebtedness incurred for purchase money obligations and Capital Leases, so long as (A) the pertinent assets are acquired in the ordinary course of the Partnership's business, (B) the Indebtedness secured thereby does not exceed the fair market value of such assets, and (C) the aggregate amount of such Indebtedness does not exceed $250,000 at any one time; and (v) Indebtedness with respect to the Charlie Brown Deferred Compensation, on the terms in effect on the date hereof.

        (b) SALE OF ASSETS. The Partnership will not sell, lease, transfer or otherwise dispose of any of the Stations, any of its FCC Licenses or any other material licenses or any other material portion of its properties, assets, rights or licenses within three years after the admission of KJR/ LP to the Partnership.

        (c)  PURCHASE OF OTHER STATIONS.   The Partnership will not acquire  any
    radio station other than KUBE and the Ackerley Stations.

        (d) FORMAT CHANGES. During the term of the Joint Supplementary Agreement, KJR-AM will be operated in accordance with the Joint Supplementary Agreement, and the Partnership will not change the format of radio station KJR-AM from "sports talk"; provided that this Section 5.2(d) shall not apply to any change in the on-air personalities of KJR-AM resulting from any employee's voluntary termination of employment or from the Partnership's fulfillment of its legal obligations as a broadcast licensee to conduct its operations in accordance with the Communications Act of 1934, the rules, regulations, and policies of the Federal Communications Commission, and the Partnership's judgment concerning the public interest.

        (e) CAPITAL EXPENDITURES. Subject to Section 5.13, the Partnership will not make, incur, assume or otherwise become liable for Capital Expenditures of more than $250,000 in the period from the effective date of this Agreement through December 31, 1994, or in any subsequent Fiscal Year.

        (f)   SUBSIDIARIES.   The  Partnership  will not  create,  or  otherwise
    acquire an interest in, any Subsidiary other than License Partnership and Operating Partnership.

        (g) ISSUANCE OF PARTNERSHIP INTERESTS. The Partnership will not issue, sell or grant any Partnership Interests in the Partnership other than the Preferred LP Units; and the Partnership will not issued, sell or grant any bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for Partnership Interests in the Partnership or options, warrants or rights carrying any rights to purchase convertible or exchangeable securities of the Partnership, other than the Warrants issued to ASDP pursuant to the Securities Purchase Agreement and to UVC/LP pursuant to the UVC/LP Securities Purchase Agreement.

        (h) OTHER. The Partnership will not (i) do any act in contravention of this Agreement or the Certificate; (ii) do any act that would make it impossible to carry on the business of the Partnership, except upon the liquidation and dissolution of the Partnership in accordance with Section 8;
    (iii) confess a judgment against the Partnership; (iv) use any funds or assets of the Partnership other than for the benefit of the Partnership; or
    (v) possess Partnership property, or assign any rights in specific Partnership property, for other than a Partnership purpose.

    5.3 ACTIONS REQUIRING CONSENT OF ASDP/LP. The General Partner may not, without the prior written consent of ASDP/LP cause or permit Century, the Partnership or any Subsidiary (with all references herein to the Partnership being deemed to include all of its Subsidiaries) to fail to comply with any of the following provisions:

        (a) INDEBTEDNESS. Until payment in full of the principal of and interest on the Subordinates Notes, and until payment in full of the UVC/LP Senior Preference Amount, the Partnership will not directly or indirectly, incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any Indebtedness or liability, except:

           (i)  Indebtedness  under  the   Subordinated  Notes  and  any   other
       Indebtedness owed by the Partnership to ASDP;

           (ii) Indebtedness outstanding under the Senior Loan Documents pursuant to Commitments (as defined in the Senior Loan Documents) in a maximum amount of $13,000,000, which Commitments as so reduced from time to time in accordance with the terms of Senior Loan Documents may be increased by not more than $500,000, and related fees and expenses;

          (iii) Indebtedness (including Indebtedness owed to any Partners or Affiliates of the Partnership) as described in Schedule 5.1(c) of the Securities Purchase Agreement;

          (iv) Indebtedness with respect to trade obligations and other normal accruals (other than interest accruals), including taxes, assessments, and other governmental charges, arising in the ordinary course of business and not yet due and payable, or which is being contested in good faith by appropriate proceedings, and then only to the extent the amount thereof has been set aside on the Partnership's books, so long as such Indebtedness, in the aggregate, does not exceed $250,000 at any one time;

           (v) Indebtedness incurred for purchase money obligations and Capital Leases, so long as (i) the pertinent assets are acquired in the ordinary course of the Partnership's business, (ii) the Indebtedness secured thereby does not exceed the fair market value of such assets, and (iii) the aggregate amount of such Indebtedness does not exceed $125,000 at any one time;

          (vi) Indebtedness in respect of guarantees by the Partnership to a third party, to the extent that any such guarantee secures Indebtedness of the Partnership which is specifically permitted to be incurred or to remain outstanding under the provisions of this Section 5.3;

          (vii) Indebtedness under interest rate hedging agreements; and

         (viii) Indebtedness with respect to the Charlie Brown Deferred Compensation, on the terms in effect on the date hereof.

        (b) LIENS. The Partnership will not, directly or indirectly, create, incur, assume or suffer to exist any Lien of any nature whatsoever on any of its assets (including any leasehold interests in property used by the Partnership) or ownership interests now or hereafter owned, other than:

           (i) Liens securing the payment of taxes, and other government charges, either not yet due or the validity of which is being contested in good faith before appropriate proceedings, and as to which it shall have set aside on its books adequate reserves to the extent required by generally accepted accounting principles and provided that, in any event, payment of any such tax, assessment, charge, levy or claim shall be made before any of the Partnership's property shall be seized and sold in satisfaction thereof;

           (ii) Deposits under Worker's compensation, unemployment insurance and social security laws;

          (iii) Restrictions, easements, and minor irregularities in title which do not and will not interfere with the occupation, use and enjoyment of the properties of the Partnership in the normal course of business as presently conducted or materially impair the value of such assets for the purpose of such business;

          (iv) Liens securing Indebtedness permitted under Section 5.3(a)(ii) and 5.3(a)(iii); and

           (v) Liens imposed by law, such as mechanics', materialmen's, landlord's, warehousemen's, and carriers' Liens and other similar Liens, securing obligations incurred in the ordinary course of business which are not past due for more than sixty days or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established;

          (vi) Liens, deposits or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of indebtedness), leases (to the extent permitted under the terms of this Agreement), public or statutory obligations, surety, stay, appeal, indemnity, performance or other similar bonds, or other similar obligations arising in the ordinary course of business;

          (vii) Judgment and other similar Liens arising in connections with court proceedings, provided the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

         (viii) Liens against the fee interest in real property leased by the Partnership which are securing obligations of the owner of such property;

          (ix) Liens on assets acquired with purchase money Indebtedness or as a result of Capital Leases, permitted by Section 5.1(a)(v) and so long as the obligation secured by a Lien so created, assumed, or existing shall not exceed one hundred percent (100%) of the lesser of cost or fair market value as of the time of acquisition of the property covered thereby and each such Lien shall attach only to the property so acquired and fixed improvements thereon; and

           (x) Liens set forth on Schedule 5.2 of the Securities Purchase Agreement.

        (c) SALE OF ASSETS. The Partnership will not sell, lease, transfer or otherwise dispose of any of its FCC Licenses or any other material Licenses or sell, lease, transfer or otherwise dispose of any material portion of its properties, assets, rights or licenses; PROVIDED, HOWEVER, that (i) the Partnership may sell assets that are obsolete or are not required for its business, or individual assets so long as the Partnership replaces if needed the sold property within a reasonable period of time with property of equal or greater utility to the conduct of the Partnership's business and so long as such sales or other dispositions of assets do not, in the aggregate, amount to a substantial portion of the assets of the Partnership, and (ii) the Partnership may sell assets which are not necessary for the operation of the Station in any single transaction or series of related transactions involving the same buyer or its affiliates so long as the aggregate sales value of such assets does not exceed $100,000.

        (d) FUNDAMENTAL CHANGES. The Partnership will not (i) form any direct or indirect subsidiary other than the License Partnership and the Operating Partnership, (ii) terminate, liquidate, consolidate, or merge with, or otherwise acquire any additional businesses, (iii) make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any person (including without limitation any employees, Partners or Affiliates of the Partnership) or entity except for Capital Expenditures as and to the extent specifically permitted hereunder and cash and cash equivalents and redemption payments pursuant to Section 7.5, (iv) enter into any local marketing or time brokerage arrangements other than as permitted by Section 5.14, (v) file a voluntary petition in bankruptcy, make an assignment for the benefit of creditors, file a petition, answer or similar motion or take other action seeking a voluntary reorganization, arrangement, composition, dissolution, liquidation, receivership or similar relief, file an answer or other pleading failing to contest the allegations of any petition filed against it seeking an involuntary reorganization, arrangement, composition, dissolution, liquidation, receivership or similar relief, or fail, within 30 days after the commencement of any of the foregoing proceedings, to have them dismissed or vacated, (vi) take any action to obstruct, impede or infringe upon ASDP/LP's enforcement of its rights, benefits and remedies under this Agreement and any agreement related hereto or enter into any amendments to the Senior Loan Documents or any other agreements with the Senior Lender, other than an increase of up to $500,000 in the principal amount of the Senior Debt pursuant to Section 5.3(a) hereof or any refinancing of the Senior Debt (the "Refinanced Debt") so long as (A) the intercreditor and subordination terms of the Refinanced Debt and the Senior Debt are identical in all material respects; (B) the principal amount of the Refinanced Debt does not exceed the then outstanding principal amount of the Senior Debt; (C) the amortization and maturity date of the Refinanced Debt are not materially different from those of the Senior Debt; (D) the interest rate on the Refinance Debt is not more than the rate provided for under the terms of the Senior Debt; (E) the terms of the Refinanced Debt do not impose any additional restrictions on the redemption of

    ASDP/LP's Partnership Interest; and (F) the lender extending the Refinanced Debt is reasonably acceptable to ASDP/LP, or (vii) cause the partnership agreement of the License Partnership or the Operating Partnership to be amended.

        (e) GUARANTEES. The Partnership will not guarantee, endorse or otherwise in any way become or be responsible for obligations of any other person, except (i) endorsements of negotiable instruments for collection in the ordinary course of business; (ii) guarantees permitted pursuant to
    Section 5.1(a)(vi) hereof; (iii) guarantees of obligations of any Affiliate to the extent such obligations are permitted under Section 5.3(a); and (iv) guarantees of obligations as more fully set forth in Schedule 5.5 of the Securities Purchase Agreement.

        (f) NO SALE AND LEASEBACK. The Partnership will not enter into any arrangements, directly or indirectly, with any person whereby it shall sell or transfer any property, real, personal or mixed, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property.

        (g) NO CHANGE IN ACCOUNTING POLICIES. Except as required by generally accepted accounting principals, the Partnership will not change or introduce any new method of accounting which differs in any substantive respect from the accounting as reflected in the audited financial statements delivered pursuant to the Securities Purchase Agreement.

        (h) RESTRICTIONS ON OTHER AGREEMENTS. The Partnership will not enter into any agreement with any party which would adversely affect the rights of ASDP to receive the payments due under the Subordinated Notes other than to the extent such payments are specifically restricted by the provisions of the subordination agreement between the Senior Lender and ASDP as in effect on the Closing Date.

        (i) AFFILIATED TRANSACTIONS. The Partnership will not enter any transactions, agreements or arrangements by and between the Partnership or any general or limited partner of the Partnership or any director, officer, or stockholder of any general partner of the Partnership, or Persons controlled by or affiliated with such general or limited partner or director, officer, or stockholder, that are not in the ordinary course of business, consistent with past practices, pursuant to the reasonable requirements of the Partnership's business and conducted on an arm's length basis with terms and conditions no less favorable to the Partnership than could be obtained from nonrelated persons, other than agreements for the payment of Management Fees, salaries and bonuses described in Section 5.11(e) of the Securities Purchase Agreement and agreements for the payment of employee benefits.

        (j)  DISTRIBUTIONS, REDEMPTIONS OR ISSUANCES OF PARTNERSHIP INTERESTS.

           (i) Until payment in full of the principal of and interest on the Subordinates Notes, and until payment in full of the UVC/LP Senior Preference Amount, except as otherwise expressly permitted under this
       Section 5.3(j), the Partnership will not (i) make any distribution or payment of cash, property or securities, directly or indirectly, to any Interested Party or any persons or entities controlled by, controlling, or under common control with any Interested Party for any reason whatsoever; (ii) make any distributions of cash, property or securities of the Partnership with respect to any general or limited partnership interest, or directly or indirectly redeem, purchase, or otherwise acquire for any consideration any general or limited partnership interest other than payments of the UVC/LP Senior Preference Amount in accordance with the terms of hereof; or (iii) except for the Preferred LP Units issued in connection with the exercise of the Warrants, issue, sell or grant any general or limited partnership interests of the Partnership, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for general or limited partnership interests of the Partnership or options, warrants or rights carrying any rights to purchase convertible or exchangeable securities of the Partnership.

           (ii) Notwithstanding the provisions of subsection 5.3(j)(i) above, the Partnership shall, subject to the terms hereof and with respect to any period during which the Partnership is a partnership for Federal income tax purposes, make cash distributions to each of the Partners in an amount equal to the "Partner's Tax Liability" of each such Partner. The "Partner's Tax Liability" of a Partner means such Partner's actual tax liability arising from the operations the Partnership and by reason of such Partner's ownership in the Partnership.

               (A) If the Partnership is found to be an association taxable as a corporation and not as a partnership for any period, then each Partner, by its signature hereto, hereby agrees to refund to the Partnership the aggregate distributions made to such Partner pursuant to Section 5.3(j)(ii) with respect to the period during which the Partnership is found to be an association taxable as a corporation and not as a partnership; provided, however, that no Partner shall have an obligation to refund any amount to the Partnership until such time as such Partner shall have received from the IRS a refund of any such amount as has been paid on account of the Partners Tax Liability of such Partner.

               (B) The Partnership, upon advice of and review by its independent accountants, may determine in good faith the projected Partner's Tax Liability of each Partner for each Fiscal Year computed on a quarterly basis (the "Estimated Quarterly Liability"). The Partnership may distribute to each of the Partners cash in an amount equal to such Partner's Estimated Quarterly Liability no earlier than the eighth day following the end of each fiscal quarter. If any payments to any Partner pursuant to this paragraph for any Fiscal Year exceed the Partner's Tax Liability of such Partner computed as of December 31 of such Year, then the Partnership shall offset the amount of such excess against future distributions to such Partner with respect to succeeding Estimated Quarterly Liabilities.

               (C) In no event shall any payment or distribution be made under this Section 5.3(j)(ii) to any Partner unless, not later than ten days prior to the date of each such proposed payment or distribution, such Partner shall have provided written notice to the Partnership setting forth the amount of the proposed payment or distribution and a statement with the calculations forming the basis for such proposed payment or distribution.

        (k) LIMITATIONS ON SENIOR SUBORDINATED INDEBTEDNESS. The Partnership will not, directly or indirectly, incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any Indebtedness which is subordinate in payment to the Senior Debt (whether by express agreement, grant or priority of security interests or otherwise) but prior in payment to the Indebtedness under the Subordinated Notes (whether by express agreement, grant or priority of security interests or otherwise).

        (l) CAPITAL EXPENDITURES. Except for Capital Expenditures incurred in connection with upgrading the transmission facilities and increasing the power of the KJR Radio Station, for the remainder of the 1994 Fiscal Year commencing on the date hereof the Partnership will not make, incur, assume or otherwise become liable for Capital Expenditures in excess of the aggregate of $250,000, and $250,000 for any Fiscal Year thereafter;
    PROVIDED, HOWEVER, that if the Partnership does not incur Capital Expenditures in an aggregate of $250,000 in any Fiscal Year, the Partnership may add such unused portion of permitted Capital Expenditures to the amount of the Capital Expenditure allotment for the following Fiscal Year.

        (m) MODIFICATIONS TO SENIOR DEBT. The Partnership will not cause, permit, or agree to changes in the terms of the Senior Loan Documents and related documents, including without limitation, changes made that (i) increase the interest rate payable by the Partnership on the Senior Debt,
    (ii) change the rate of amortization of the Senior Debt, (iii) impose additional restrictions on the Partnership's ability to make payments to ASDP on the Subordinated Notes in accordance with the Securities Purchase Agreement, and
    (iv) extend the maturity of the Senior Debt beyond its maturity on the date hereof.

    5.4  MEETINGS OF THE PARTNERS; REPRESENTATIVES.

        (a) Quarterly meetings of the Partners shall be held at such place and time as may be determined from time to time by the General Partner. The agenda for each quarterly meeting of the Partners shall include the business plans and results of operations of any radio stations owned by the Partnership, the Partnership's financial results for the preceding quarter, and opportunities for the Partnership and Ackerley Communications, Inc. to promote jointly the business of the Partnership and the Seattle SuperSonics professional basketball team. The General Partner shall give each Partner at least ten days notice of the time and place of any quarterly or other meeting of the Partners. Any such notice shall include, in reasonable detail, an agenda that sets forth the matters to be considered at such quarterly or other meeting.

        (b) Neither the Partnership, any Partner, nor any other Person shall be obligated to inquire as to the authority of any agent or other representative of a Partner to take any action or execute any document on behalf of such Partner.

    5.5  TAX MATTERS PARTNER.

        (a) DESIGNATION. The tax matters partner of the Partnership pursuant to Code Section 6231(a)(7) (the "Tax Matters Partner") shall be the General Partner.

        (b) AUTHORITY. The General Partner shall have any powers necessary to perform fully as Tax Matters Partner, including the power to retain attorneys and accountants of its choice. The General Partner, as the Tax Matters Partner, is authorized to represent the Partnership before taxing authorities and courts in tax matters affecting the Partnership and the Partners in their capacity as Partners and is entitled to take any actions on behalf of the Partnership in any such tax proceedings; provided, however, that the General Partner shall not cause the Partnership to agree to any adjustment, settlement or comprise of any matter with the Internal Revenue Service that may have a material effect on any Limited Partner without the consent of all of the Partners.

        (c) DUTIES. To the extent and in the same manner as provided by applicable law, the General Partner, as Tax Matters Partner, (A) shall furnish the name, address, and taxpayer identification number of each Partner to the Secretary of the Treasury or his delegate, and (B) shall keep each Partner informed of any administrative and judicial proceedings for the adjustment at the Partnership level of any items required to be taken into account by a Partner for income tax purposes. The General Partner shall give notice to each Partner of a Partnership audit.

        (d) EXPENSES. The General Partner shall be entitled to be reimbursed by the Partnership for all costs and expenses incurred by it in connection with any administrative or judicial proceeding with respect to any tax matter involving the Partnership or the Partners in their capacity as Partners.

    5.6 THIRD PARTIES. No Person dealing with the General Partner shall be required to inquire into the necessity or expediency of any act taken by the General Partner or be obligated or privileged to inquire into the authority of such General Partner to perform any such act. Every contract, agreement, or other instrument executed by the General Partner shall be conclusive evidence in favor of any Person relying thereon or claiming thereunder that (a) the Partnership created by this Agreement was in existence at the time of the execution and delivery thereof, (b) such instrument was duly executed in accordance with the terms and provisions of this Agreement and is binding upon the Partnership, and (c) the General Partner was duly authorized and empowered to execute and deliver such instrument in the name and on behalf of the Partnership.

    5.7  RIGHTS, POWERS, AND DUTIES OF THE LIMITED PARTNERS.

        (a) IN GENERAL. Except as provided by law the Limited Partners shall take no part in the control, management, direction, or operation of the affairs of the Partnership nor shall a Limited Partner in its capacity as a Limited Partner have any power to act for or bind the Partnership; provided, however, that this provision shall not be construed to prevent a Limited Partner from taking any action permitted to it under the Agreement. Except as specifically provided in this Agreement, no prior consent or approval of the Limited Partners shall be required with respect to any action to be taken by the General Partner on behalf of the Partnership.

        (b)   UVC/LP.   Notwithstanding anything contained  in this Agreement to
    the contrary, neither UVC/LP nor any Affiliate of UVC/LP, shall:

           (i) act as an employee of the Partnership;

           (ii) serve, in any material capacity, as an independent contractor or agent of the Partnership with respect to any media enterprises of the Partnership;

          (iii) communicate with the licensee of any media property in which the Partnership owns an interest or with the General Partner on matters pertaining to the day-to-day operations of any of the Partnership's media-related businesses;

          (iv) perform any services for the Partnership materially relating to the day-to-day media activities of the Partnership;

           (v) become actively involved in the management or operations of the media business of the Partnership;

          (vi) vote to admit any additional or replacement General Partner to the Partnership; or

          (vii) vote on the removal of the General Partner;
       provided, however, that nothing in the foregoing shall prohibit UVC/LP or any Affiliate of UVC/LP from requesting or receiving information and reports about the Partnership.

    5.8 REIMBURSEMENT OF EXPENSES. Subject to Section 3.1(b), promptly after the date hereof and with the prior written consent of ASDP/LP, the Partnership shall reimburse the General Partner, KJR/ LP, ASDP/LP, and UVC/LP and any agent or representative of the General Partner, KJR/LP, ASDP/LP, and UVC/LP for all documented out-of-pocket legal fees and other costs and expenses incurred on or prior to the date hereof in connection with (i) the formation and organization of the Partnership, License Partnership and Operating Partnership, (ii) the negotiation and documentation of the Contribution Agreement, the KUBE Acquisition Agreement and the Securities Purchase Agreement, and (iii) the implementation of the Partnership operating plan prior to the consummation of this Agreement.

    5.9  EXCULPATION AND INDEMNIFICATION.

    (a) The Partnership shall indemnify and hold harmless each of the General Partner and its Affiliates, and the officers, directors, agents and stockholders of the General Partner and its Affiliates, (individually, an "Indemnitee") to the fullest extent permitted by law from and against any and all losses, claims, costs, damages, liabilities, expenses (excluding any criminal fines or the cost of criminal proceedings in which the Indemnitee has been convicted), judgments and settlements incurred by such Indemnitee in the performance of its duties for the Partnership, if (i) the Indemnitee acted in good faith, and (ii) the Indemnitee's conduct did not constitute and was not the result of a breach of this Agreement, fraud, gross negligence or willful misconduct. Any indemnification hereunder shall be satisfied solely out of the assets of the Partnership.

    (b) Expenses incurred by an Indemnitee in defending any legal action subject to this Section 5.8 shall, from time to time, be advanced by the Partnership prior to the final disposition of such legal action; provided that (i) such legal action relates to the performance of duties or services by such Indemnitee on behalf of the Partnership, (ii) such legal action is initiated by a third party who is not a

Limited Partner, and (iii) the Partnership has received an undertaking given by or on behalf of the Indemnitee to repay such amount unless it shall be determined that such Indemnitee is entitled to be indemnified as authorized in this Section 5.8.

    5.10 PERMITTED TRANSACTIONS. Any Partner, or any partner, Affiliate, agent, or representative of any Partner, may engage in or possess an interest in other business ventures of any nature or description, independently or with others, whether currently existing or hereafter created and whether or not competitive with or advanced by the business of the Partnership; provided, however, that any Partner other than ASDP/LP, or any partner, Affiliate, agent, or representative of any Partner other than ASDP/LP, shall not engage in the business of radio broadcasting in the Seattle-Tacoma, Washington radio market other than by and through the Stations. Neither the Partnership nor any of the other Partners shall have any rights in or to the income or profits derived therefrom, nor shall any Partner have any obligation to any other Partner with respect to such enterprise or related transaction.

    5.11  MANAGEMENT FEES.

    (a) CENTURY FEE. As full compensation for all of the management services to be provided by, and the corporate overhead to be paid by, the General Partner pursuant to the terms of this Agreement, the Partnership shall pay to Century an annual management fee in arrears upon delivery of the audited financial statements for the applicable year (pursuant to Section 9.2), which fee shall be in an amount equal to the percentage of Net Revenues indicated below based upon the achievement of specified levels of Actual Broadcast Cash Flow as indicated in the table below and, in any event, subject to a maximum of $400,000 per annum (the "Century Management Fee"):

                           ACTUAL BROADCAST CASH FLOW

                   % OF NET REVENUES                        1994(1)          1995           1996           1997           1998
           ---------------------------------              ------------   ------------   ------------   ------------   ------------
1.8%....................................................  > $2,494,800   > $5,337,000   > $6,887,700   > $7,644,600   > $8,163,900
0.9%....................................................    $2,356,200-    $5,040,500-    $6,505,050-    $7,219,900-    $7,710,350-
                                                            $2,494,799     $5,337,000     $6,887,700     $7,644,600     $8,163,900
0.45%...................................................    $2,217,600-    $4,744,000-    $6,122,400-    $6,795,200-    $7,256,600-
                                                            $2,356,199     $5,040,499     $6,505,049     $7,219,899     $7,710,349
0%......................................................  < $2,217,600   < $4,744,000   < $6,122,400   < $6,795,200   < $7,256,800

- - ------------------------
(1) Amounts listed for fiscal year 1994 relate to the achievement of specified levels of Actual Broadcast Cash Flow during the portion of the fiscal year remaining after the Closing Date.

    Except as provided in the next succeeding sentence, the Century Management Fee may be paid on a quarterly basis in accordance with the above schedule with year-to-date Actual Broadcast Cash Flow being annualized; provided, however, at the end of each calendar year, and upon receipt and review of the audited financial statements, the actual Century Management Fee shall be recalculated and any shortfall or overage shall be settled within thirty days of receiving such audited financial statements. Notwithstanding anything in this Agreement to the contrary, at any time that Century or any Affiliate of Century holds an interest in a radio broadcasting station located outside of the State of Washington, the maximum Century fee shall be reduced to $250,000 per annum.

    (b) KJR/LP FEE. The Partnership shall pay to KJR/LP an annual management fee paid quarterly in arrears in an amount equal to 1.8% of the KJR-AM Net Revenues and shall reimburse KJR/LP for certain expenses, for administration of the Joint Supplementary Agreement and for the duties specifically undertaken therein, as set forth in the Joint Supplementary Agreement.

    (c) SUBORDINATION OF FEES. Upon occurrence of any Event of Default under this Agreement or under the Securities Purchase Agreement, the management fees payable to Century and KJR/LP hereunder shall be fully subordinated to the payment in full of the Senior Debt, the Subordinated Notes, the redemption of UVC/LP's Partnership Interests and the ASDP/LP's Partnership Interests, and notwithstanding anything in this Agreement to the contrary, unless such Event of Default is cured, no such fees shall be paid until the Subordinated Notes have been paid in full and ASDP/LP and UVC/LP have been afforded the opportunity to redeem their Partnership Interests in full for cash pursuant to
Section 7 hereof.

    5.12  AFFILIATE SALARIES AND CORPORATE OVERHEAD.

    (a) The Partnership shall not pay any salaries or other cash compensation or benefits to, or for the benefit of, any of the Affiliates of Century or KJR/LP, except that Michael Williams and Lance Anderson shall, except as otherwise provided in the Securities Purchase Agreement, be entitled to receive the following salary and bonuses:

        (i) With respect to the Partnership's 1994 fiscal year, (A) the $200,000 annual base salary of Michael Williams and (B) the $120,000 annual base salary of Lance Anderson (collectively, the "Base Salaries"); and, with respect to each of the Partnership's fiscal years after fiscal year 1994, the immediately preceding fiscal year's Base Salaries, PLUS, if the Actual Broadcast Cash Flow levels set forth below are met for the relevant fiscal year, an amount equal to 5% of the immediately preceding fiscal year's Base Salaries.

FISCAL YEAR   ACTUAL BROADCAST CASH FLOW
- - -----------   --------------------------
   1994               $2,217,600*
   1995               $4,744,000
   1996               $6,122,400
   1997               $6,795,200
   1998               $7,256,800

- - ------------------------
* This amount relates to Actual Broadcast Cash Flow achieved during the portion of the 1994 fiscal year remaining after the Closing Date, based on $4,562,000 Actual Broadcast Cash Flow for the entire 1994 fiscal year.

        (ii) The annual incentive-based bonuses paid by the Partnership (a) to Michael Williams in an aggregate amount equal to $90,000 per annum (as adjusted as provided below) and (b) to Lance Anderson in an aggregate amount equal to $50,000 per annum (as adjusted as provided below) (collectively, the "Management Bonuses"); PROVIDED, HOWEVER, that the respective Management Bonuses referred to above shall be made on a quarterly basis subject to a percentage adjustment in accordance with the following table, based upon the quarterly achievement of specified levels of annual Actual Broadcast Cash Flow as indicated in the table below:

                     % OF BONUS EARNED                          1994(1)         1995          1996          1997          1998
              -------------------------------                 ------------  ------------  ------------  ------------  ------------
125%........................................................  > $3,049,200  > $6,523,000  > $8,418,300  > $9,343,400  > $9,978,100
100%........................................................    $2,772,000    $5,930,000    $7,653,000    $8,494,000    $9,071,000
                                                                $3,049,200-   $6,523,000-   $8,418,300-   $9,343,400-   $9,978,100-
75%.........................................................    $2,494,800    $5,337,000    $6,887,700    $7,644,600    $8,163,900
                                                                $2,771,999-   $5,929,999-   $7,652,999-   $8,193,999-   $9,070,999-
0%..........................................................  < $2,494,800  < $5,337,000  < $6,887,700  < $7,644,600  < $8,163,900

- - ------------------------
(1) Amounts listed for fiscal year 1994 relate to the achievement of specified levels of Actual Broadcast Cash Flow during the portion of the fiscal year remaining after the Closing Date.

    At the end of each calendar year, and upon receipt and review of the audited financial statements of the Partnership, the preceding year's Management Bonuses shall be recalculated and any shortfall or overage shall be settled within thirty days of receiving such audited financial statements.

    (b) Notwithstanding the foregoing, on the first anniversary of the date hereof and each year thereafter, the Partners shall review Lance Anderson's job description and responsibilities. Lance Anderson's employment with the
Partnership shall thereafter continue, and he shall be entitled to the salary and bonuses set forth in paragraph (a) above, unless the Partnership, with the unanimous consent of ASDP/LP and KJR/LP, elects to alter the terms of Lance Anderson's employment and/or compensation.

    (c) Except for reimbursements provided for in Section 5.8, the salary and bonus payments provided in this Section 5.12 and the management fees provided for in Section 5.11, the Partnership shall not pay, incur or make any reimbursements to any Interested Party.

    5.13 UPGRADE OF TRANSMISSION FACILITIES. As soon as practicable after the date hereof, and with the consent of ASDP/LP and KJR/LP, the Partnership shall undertake to upgrade the transmission facilities and increase the power of Station KJR-AM and shall pay all costs and expenses incurred in connection with such upgrade and increase in power.

    5.14 KJR/LP LOCAL MARKETING AGREEMENT. If, for any reason, the FCC revokes the assignment of license relating to KJR-AM as contemplated by the Contribution Agreement, the Partnership at any time thereafter, may elect to operate KJR-AM, until the FCC assignment of license transferring the license for KJR-AM to the Partnership is reinstated without contingencies, under the terms of a local marketing agreement ("LMA"), in form and substance reasonably satisfactory to the General Partner, KJR/LP and ASDP/LP. Upon execution of the LMA, the parties thereto, as soon as practicable and in any event within the time period provided by the FCC's rules, shall file a copy of the LMA with the FCC (after deletion of information considered confidential by either party), together with any certifications required by the FCC's rules in connection therewith. For purposes of this Agreement and any other agreement executed in connection herewith (except the LMA), for as long as the LMA remains in effect, (a) KJR-AM shall be valued as if owned by the Partnership, and (b) the rights and responsibilities of KJR/LP under such agreement shall be determined as if KJR-AM had been assigned to the Partnership except as otherwise provided for in or required by
(i) the LMA, (ii) the requirements of the FCC and/or the Communications Act of 1934, as amended, and (iii) this Agreement (including, but not limited to, the agreement of KJR/LP to seek transfer of KJR-AM to the Partnership). KJR/LP covenants and agrees that it will (a) use its best efforts to prevent the revocation of assignment of the KJR-AM FCC License to the Partnership after the date hereof; and (b) not subject the underlying assets of KJR-AM to any liens or other encumbrances during the period of the LMA.

SECTION 6  ADDITIONAL PROVISIONS REGARDING LIMITED PARTNERS.

    6.1 LIABILITY OF LIMITED PARTNERS. No Limited Partner shall have personal liability with respect to any liabilities or obligations of the Partnership except to the extent that such Limited Partner assumes or guarantees any of the debts of the Partnership. No Limited Partner shall be personally liable or obligated, except as otherwise required by law, either (a) to pay to the Partnership or to any creditor of the Partnership or the other Partners any deficiency in the Partner's Capital Account, or (b) to return to the Partnership or to pay any creditor of the Partnership or the other Partners the amount of any distribution to the Partner, including any return to the Partner of the Partner's Capital
Contribution.

    6.2  AGREEMENT  NOT TO PLEDGE.   The  Limited Partners agree  not to  pledge
their interests in the Partnership without the prior written consent of the General Partner.

SECTION 7  ASSIGNMENT, TRANSFER, OR SALE OF INTERESTS IN PARTNERSHIP.

    7.1 WITHDRAWAL OF A GENERAL PARTNER. The General Partner agrees not to withdraw from the Partnership without the prior consent of ASDP/LP and KJR/LP, except upon the transfer of all of its Partnership Interest to one or more Persons who are admitted as substitute General Partners pursuant to Section 7.2. For purposes of this Section 7.1, the term "withdrawal" shall include the happening of any event described in Section 17-402 of the Act.

    7.2  REMOVAL OF GENERAL PARTNER BY ASDP/LP.

    (a) If the Partnership, directly or indirectly, breaches any of the covenants set forth in Sections 4.6, 5.1, 5.2, 5.3, 5.4, 5.5, 5.10, 5.11, 5.12,
or 5.15 of the Securities Purchase Agreement and such breach is not cured with the applicable cure period (any such event being herein referred to as an "Event of Default"), then ASDP/LP, upon prior written notice to the General Partner, UVC/LP and KJR/LP, shall have the following rights, exercisable in whole or in part at its election:

        (i) to remove and replace the General Partner in accordance with Section 7.2(b) hereof; provided, however, that the replacement of the General Partner shall be subject to the consent of the Senior Lender, which consent shall not be unreasonably withheld;

        (ii) to remove one or more members of the management responsible for the operation of the Partnership, upon notice to the individuals to be removed;

       (iii) to cause the Partnership to immediately cease payments of all management salaries and bonuses permitted under Section 5.11 and Section 5.12.

    (b) Upon removal of the General Partner pursuant to Section 7.2(a)(i): the General Partner's interest in the Partnership shall thereafter be that of a limited partner without any of the consent rights afforded to the Limited Partners hereunder); KJR/LP and ASDP/LP shall appoint the person selected as a replacement general partner pursuant to Section 7.2(a)(i) as a new general partner and such new general partner shall be issued no more than a 1% interest in the Partnership without the consent of the Partners other than UVC/LP; and the new general partner shall be authorized to continue the business of the Partnership and shall have all of the management and control rights of the General Partner under this Agreement. In accordance with the Act, the newly admitted general partner shall execute and file an Amended Certificate of Limited Partnership to reflect the admission of such Person as a general partner of the Partnership. Also upon and after the removal of the General Partner pursuant to this Section 7.2: (i) Century shall convey all of its interests in any Subsidiary Partnership, including License Partnership and Operating Partnership, to the newly admitted general partner of the Partnership or its designee and shall take no further actions with respect to any Subsidiary of the Partnership, including License Partnership and Operating Partnership, other than as may be required to obtain the consents referred to in the preceding sentence; and (ii) the limitations contained in Section 5.10 shall no longer apply to Century and its Affiliates.

    (c) Upon the occurrence of any of the foregoing Events of Default, ASDP/LP may pursue the right to seek to have a receiver appointed to hold and operate the assets of the Partnership and effectuate any necessary transfer of the radio broadcast and related licenses for the Stations held by the Partnership and any of its Subsidiaries. The rights of ASDP/LP hereunder are subject to applicable federal communications laws and no transfer of control of the Stations shall occur unless all appropriate approvals and consents of the Federal Communications Commission shall have been obtained; provided, however, that all of the Partners hereby agree to use their best efforts to obtain any such approvals of consents in accordance with any requests by ASDP/LP and as expeditiously as possible.

    (d) Notwithstanding anything in this Agreement to the contrary and without limiting any rights that ASDP/LP has under this Agreement, nothing shall be deemed to limit or restrict the Senior Lender's rights under the Senior Loan Documents.

    7.3  TRANSFER OF PARTNERSHIP INTERESTS AND SUBSTITUTION OF PARTNERS.

        (a)   PERMITTED  TRANSACTIONS.   No  Partner may  assign,  transfer,  or
    otherwise dispose of all or any part of its Partnership Interest, except in the case of:

           (i) a purchase and sale of Partnership Interests pursuant to the Contribution Agreement; or

           (ii) a transfer of all, but not less than all, of a Partner's Partnership Interest to any Affiliate of such Partner.

        (b) RIGHTS OF A TRANSFEREE. A transferee who is not admitted as a Partner shall not be a Partner with respect to the interest transferred, and such a transferee shall have none of the rights of a Partner under the Act or under this Agreement (including the right to vote on or consent to any matter), other than the right to receive allocations and distributions from the Partnership with respect to the interest transferred.

        (c) SUBSTITUTE PARTNERS. A transferee of all or part of the interest of a Partner in the Partnership shall be admitted as a substitute Partner of the Partnership only if the transferee has:

           (i) received the prior written consent of the General Partner, if such transferee has acquired its interest from a Limited Partner;

           (ii) received the prior written consent of ASDP/LP and KJR/LP to continue the business of the Partnership and to admit such transferee as a new General Partner, if such transferee has acquired its interest from a General Partner;

          (iii) accepted and assumed, in form satisfactory to the General Partner, all terms and provisions of this Agreement;

          (iv) if required by the General Partner, provided an opinion of counsel, in form and substance acceptable to counsel for the Partnership, that neither the offering nor the transfer of the partnership interest violates any provisions of any federal or state securities or comparable law;

           (v) executed any other documents or instruments, and provided any other opinions or counsel, that the General Partner requires to effect the admission of the transferee as a substitute Partner; and

          (vi) if required by the General Partner, paid all reasonable expenses of the Partnership in connection with the admission of the transferee as a substitute Partner, including the cost (including reasonable attorneys' fees) of the preparation, filing, and publication of any amendment to this Agreement or to the Certificate that the General Partner may deem necessary or desirable in connection with such admission.

    7.4  DEATH, INSANITY, OR DISSOLUTION OF LIMITED PARTNERS.

    (a) In the event of the death, adjudication of incompetency, or bankruptcy of a Limited Partner, the executor, guardian, administrator, trustee, or legal representative of the Limited Partner (and, upon termination of the estate of a deceased Limited Partner, the heirs or legatees of such Limited Partner) shall succeed to all rights of such Limited Partner to receive allocations and distributions from the Partnership, but shall not be admitted as a substitute Limited Partner of the Partnership except upon compliance with all the requirements of Section 7.2(c).

    (b) In the event of the dissolution of a Limited Partner that is a partnership, corporation, trust, or other entity where such dissolution would result in multiple ownership of such Limited Partner's interest in the Partnership, the General Partner may require one or more trustees or nominees to be designated as the owner of such interest for the purposes of receiving all notices that may be given under this Agreement and for such other purposes as the General Partner may deem necessary or desirable.

    (c) The death, incompetency, dissolution, or bankruptcy of any Limited Partner shall not cause the Partnership to be dissolved or terminated.

    7.5  REDEMPTION OF CERTAIN UNITS.

    (a) Upon any payment or prepayment in full of the Subordinated Notes, ASDP/LP shall have the right, upon 30 days' prior written notice to the Partnership, to require the Partnership to redeem the ASDP/LP Partnership Interests, the UVC/LP Partnership Interests and the Warrants issued to ASDP and to UVC/LP pursuant to the Securities Purchase Agreement and the UVC/LP Securities Purchase

Agreement, respectively. If ASDP/LP exercises its right to require the redemption of the ASDP/LP Partnership Interests, the UVC/LP Partnership
Interests and the Warrants, the closing of the redemption of the ASDP/LP Partnership Interests, the UVC/LP Partnership Interests and the Warrants shall take place at the principal office of the Partnership within 30 days after the later of the notice referred to in the preceding sentence or the determination of Residual Net Equity Value. Upon delivery to the Partnership of all documents necessary to transfer to the Partnership good title to the ASDP/LP Partnership Interests, the UVC/LP Partnership Interests and the Warrants free and clear of all liens, security interests and other encumbrances, the Partnership shall pay a redemption price for the ASDP/LP Partnership Interests, the UVC/LP Partnership Interests and the Warrants, in cash, in an amount equal to the excess of (x) the amount that would be distributed with respect to the ASDP/LP Partnership Interests, the UVC/LP Partnership Interests and the Preferred LP Units attributable to the Warrants pursuant to Section 4.1(b) if the Partnership were to be liquidated as of the date of the event in respect of which the redemption has been made and net proceeds in the amount of the Residual Net Equity Value were distributed to the Partners, over (y) the exercise price of the Warrants as set forth in the Securities Purchase Agreement and the UVC/LP Securities Purchase Agreement, respectively.

    (b) Upon any payment or prepayment in full of the Subordinated Notes, the Partnership shall have the right, upon 30 days' prior written notice, to redeem the ASDP/LP Partnership Interests, the UVC/LP Partnership Interests and the Warrants issued to ASDP and to UVC/LP pursuant to the Securities Purchase Agreement and the UVC/LP Securities Purchase Agreement, respectively. If the Partnership exercises its right to redeem the ASDP/LP Partnership Interests, the UVC/LP Partnership Interests and the Warrants, the closing of the redemption of the ASDP/LP Partnership Interests, the UVC/LP Partnership Interests and the Warrants shall take place at the principal office of the Partnership within 30 days after the later of the notice referred to in the preceding sentence or the determination of Residual Net Equity Value. Upon delivery to the Partnership of all documents necessary to transfer to the Partnership good title to the ASDP/LP Partnership Interests, the UVC/LP Partnership Interests and the Warrants free and clear of all liens, security interests and other encumbrances, the Partnership shall pay a redemption price for the ASDP/LP Partnership Interests, the UVC/LP Partnership Interests and the Warrants, in cash, in an amount equal to the excess of (x) the amount that would be distributed with respect to the ASDP/LP Partnership Interests, the UVC/LP Partnership Interests and the
Preferred LP Units attributable to the Warrants pursuant to Section 4.1(b) if the Partnership were to be liquidated as of the date of the event in respect of which the redemption has been made and net proceeds in the amount of the Residual Net Equity Value were distributed to the Partners, over (y) the exercise price of the Warrants as set forth in the Securities Purchase Agreement and the UVC/LP Securities Purchase Agreement, respectively.

    (c) If the Partnership prepays the Subordinated Notes pursuant to Section 1.1(d) of the Securities Purchase Agreement, then it shall distribute to UVC/LP an amount of cash equal to the UVC/LP Senior Preference Amount. The distribution to UVC/LP of the UVC/LP Senior Preference Amount shall take place at the principal office of the Partnership simultaneously with the prepayment of the Subordinated Notes. In addition, if such distribution occurs on or after the third anniversary of the effective date hereof but prior to the fourth anniversary, then the Partnership shall pay to UVC/LP an additional amount equal to the amount of the UVC/LP Senior Preferred Return that would have accrued for the period from the date of such distribution to the fourth anniversary of the effective date hereof.

    (d) Until the redemption of the ASDP/LP Partnership Interests, the UVC/LP Partnership Interests and the Preferred LP Units, ASDP/LP, UVC/LP and the Preferred Limited Partners shall retain all of their rights as Partners under this Agreement, and any redemption payments hereunder shall be subject to the prior written consent of the Senior Lender or the payment in full of the Senior Debt.

SECTION 8  DISSOLUTION AND TERMINATION OF THE PARTNERSHIP.

    8.1   EVENTS  OF DISSOLUTION.    The  Partnership shall  dissolve  upon  the
earliest to occur of:

        (a) subject to any restriction in any agreement to which the Partnership is a party, an election to dissolve the Partnership made by the General Partner;

        (b) the sale, exchange, involuntary conversion, or other disposition or transfer of all or substantially all the assets of the Partnership;

        (c) the occurrence of any event described in Section 17-402 of the Act with respect to the General Partner, except that dissolution of the Partnership shall not occur if the General Partner is replaced with a substitute or replacement general partner which General Partner elects that the business of the Partnership continue;

        (d) the happening of any event that, under applicable law, causes the dissolution of a limited partnership; or

        (e) the expiration of the term of the Partnership.

    8.2  ACTIONS ON DISSOLUTION.

        (a) LIQUIDATOR. Upon the dissolution of the Partnership, the General Partner, or, if the General Partner is unable to do so or if the General Partner wrongfully caused the dissolution of the Partnership, a Person selected by ASDP/LP and KJR/LP, shall act as liquidator to wind up the Partnership. The liquidator shall have full power and authority to sell, assign, and encumber any or all of the Partnership's assets and to wind up and liquidate the affairs of the Partnership in an orderly and businesslike manner, subject to any applicable provisions of the Contribution Agreement.

        (b) CERTIFICATE OF CANCELLATION OF LIMITED PARTNERSHIP. Upon the dissolution and winding up of the Partnership, the liquidator shall cause the cancellation of the Certificate in accordance with Section 17-203 of the Act.

        (c) APPLICATION OF PROCEEDS. The proceeds of liquidation shall be applied first to the payment of the debts and liabilities of the Partnership (including any loans to the Partnership made by any Partner), the expenses of liquidation, and the establishment of any reserves that the liquidator deems necessary for potential or contingent liabilities of the Partnership. Remaining proceeds shall be distributed to the Partners as provided in
    Section 4.1(b).

        (d) DISTRIBUTION IN KIND. If the liquidator determines that the Partners would be materially adversely affected by a liquidation of the Partnership's assets, the liquidator may distribute all or a portion of the Partnership's assets in kind to the Partners, as agreed to by all of the Partners.

        (e)  DEFERRAL  OF LIQUIDATION.   If  the liquidator  determines that  an
    immediate sale of part or all of the Partnership's assets would cause undue loss to the Partners, the liquidator may, to avoid the loss, either:

           (i) defer the liquidation of, and withhold from distribution for a reasonable time, any assets of the Partnership except those necessary to satisfy debts and liabilities of the Partnership (other than debts or liabilities to the Partners); or

           (ii) distribute to the Partners, in lieu of cash, as tenants in common, undivided interests in any assets of the Partnership, and liquidate only those assets that are necessary to pay the debts and liabilities of the Partnership.

        (f)   FINAL ACCOUNTING.   Upon  the dissolution  and winding  up of  the
    Partnership, a proper accounting shall be made from the date of the last previous accounting to the date of winding up.

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
        (g) STATEMENT OF LIQUIDATION. Within a reasonable time following the completion of the liquidation of the Partnership, the liquidator shall submit a statement (which need not be audited) to each Partner setting forth the assets and liabilities of the Partnership as of the date of liquidation and the amount of the distribution to each Partner pursuant to Section 4.1(b).

        (h) EFFECT OF WITHDRAWAL OF GENERAL PARTNER. The withdrawal of the General Partner (including the happening of any event described in Section 17-402 of the Act) shall not alter the allocations and distributions to be made to the Partners pursuant to this Agreement.

        (i)     TERMINATION  OF  PARTNERSHIP.     Upon  the  completion  of  the
    distribution of the Partnership's assets and the proceeds of liquidation as provided in this Section 8.2, the Partnership shall be terminated.

SECTION 9  BOOKS, RECORDS, AND RETURNS; TAX YEAR.

    9.1 BOOKS OF ACCOUNT AND RECORDS. The Partnership's books and records, including a register showing the names and addresses of the Partners and their Partnership Interests, a copy of this Agreement, and any other records required to be maintained by Section 17-305 of the Act, shall be maintained at the principal office of the Partnership at the location specified in Section 2.6. All such books and records shall be available for inspection and copying by the Partners or their duly authorized representatives during ordinary business hours. The General Partner shall keep accurate books and records of the operation of the Partnership which shall reflect all transactions and be appropriate and adequate for the Partnership's business and for carrying out the provisions of this Agreement.

    9.2 ACCOUNTING REPORTS. Within 120 days after the end of each Fiscal Year of the Partnership, the General Partner shall cause to be furnished to each Limited Partner an audited balance sheet of the Partnership as at the end of such year, together with related audited statements of operations (including cash flows) of the Partnership for such year, examined and reported upon by Ernst & Young or another firm of nationally recognized independent public accountants, prepared in accordance with generally accepted accounting principles and practices consistently applied, together with a certificate of the General Partner and a written discussion and analysis by management of such financial statements, including a comparison of the results versus budget for the preceding Fiscal Year and an explanation of any significant variances therein.

    9.3 TAX RETURNS. The General Partner shall cause the Partnership's tax returns to be prepared and filed. Within 90 days after the end of each Fiscal Year of the Partnership, the General Partner shall cause to be furnished to each Limited Partner a statement, to be used in the preparation of the Partner's income tax returns, showing the amounts of any Net Profit and Net Loss, tax credits, and gains allocable to the Partner for the Fiscal Year, and the amount of any distributions made to the Partner by the Partnership during the Fiscal Year.

    9.4 DEPOSIT OF PARTNERSHIP FUNDS. All revenues, assessments, loan proceeds, and other receipts of the Partnership will be maintained on deposit in interest-bearing and non-interest bearing accounts and other investments as the General Partner deems appropriate. Any interest or other income generated by the Partnership's deposits or investments will be for the Partnership's account. Partnership funds from any of the various sources mentioned above may be commingled with other Partnership funds, and may be withdrawn, expended, and distributed as authorized by this Agreement. The Partnership shall not commingle Partnership funds with the separate funds of the Partners, their Affiliates, or any other Person.

SECTION 10  AMENDMENTS AND WAIVERS.

    10.1  AMENDMENTS.

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
    (a) This Agreement may be modified or amended only with the approval of all the Partners, subject to the following:

        (i) This Agreement may be amended from time to time by the General Partner without the approval of any other Partner to reflect:

           (A) the admission of any Person complying with Section 7.2(c), or

           (B) the change of the Partnership's principal office or other place of business within the State of Washington.

        (ii) Except as provided in Section 10.1(a), any other amendment of this Agreement will require the prior written consent of KJR/LP and ASDP/LP.

    (b) The General Partner shall cause to be prepared and filed any amendment to the Certificate that may be required to be filed under the Act as a consequence of any amendment to this Agreement.

    (c) Any modification or amendment to this Agreement that has received the requisite consent of the Partners pursuant to this Section 10.1 shall be binding on all Partners, including any Partner whose consent to such modification or amendment was not required.

    10.2 WAIVERS. The observance or performance of any term or provision of this Agreement may not be waived (either generally or in a particular instance, and either retroactively or prospectively) by the General Partner without prior written consent.

SECTION 11  MISCELLANEOUS.

    11.1   CAPTIONS.   All  section and  paragraph  captions contained  in  this
Agreement are for convenience only and shall not be deemed part of this Agreement.

    11.2 PRONOUNS, SINGULAR AND PLURAL FORM. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, and neuter as the identity of the Person or Persons referred to may require, and all words shall include the singular or plural as the context or the identity of Persons may require.

    11.3 FURTHER ACTION. The parties shall execute and deliver all documents, provide all information, and take, or forbear from, all actions that may be necessary or appropriate to achieve the purposes of this Agreement.

    11.4 EXECUTION OF DOCUMENTS. The Partners agree to execute any instruments, documents, and papers that the General Partner deems necessary or appropriate to carry out the intent of this Agreement. Each Limited Partner, including each additional and substituted Limited Partner, by the execution of this Agreement, irrevocably constitutes and appoints the General Partner its true and lawful attorney-in-fact with full power and authority in its name, place, and stead to execute, acknowledge, deliver, swear to, file, and record at the appropriate public offices any documents that may be necessary or appropriate to carry out the provisions of this Agreement, including:

        (a) all certificates and other instruments (including counterparts of this Agreement), and any amendments thereof, that the General Partner deems appropriate to qualify or continue the Partnership as a limited partnership in any jurisdiction in which the Partnership may conduct business or in which such qualification or continuation is, in the opinion of the General Partner, necessary to protect the limited liability of the Limited Partners;

        (b) all amendments to this Agreement adopted in accordance with the terms hereof and all instruments that the General Partner deems appropriate to reflect a change or modification of the Partnership in accordance with the terms of this Agreement; and

        (c) all conveyances and other instruments that the General Partner deems appropriate to reflect the dissolution and termination of the Partnership.

The appointment by each Limited Partner of the General Partner as its attorney-in-fact shall be deemed to be a power coupled with an interest, in recognition of the fact that each of the Partners under this Agreement will be relying upon the power of the General Partner to act as contemplated by this Agreement in any filing and other action by it on behalf of the Partnership, and shall survive the bankruptcy, death, adjudication of incompetence or insanity, or dissolution of any Person giving such power and the transfer or assignment of all or any part of such Person's Partnership Interest in the Partnership.

    11.5 PUT AND CALL. On the execution of this Agreement, Michael Williams, Lance W. Anderson, George V. Kriste, and KJR Radio, Inc. shall execute the Put and Call Agreement.

    11.6 ENTIRE AGREEMENT. This Agreement contains the entire understanding among the parties regarding the subject matter contained herein and supersedes any prior understandings and agreements between them regarding the subject matter of this Agreement.

    11.7   AGREEMENT BINDING.   This Agreement shall be  binding upon the heirs,
executors, guardians, administrators, successors, and assigns of the parties.

    11.8 NOTICES. All notices, demands, and requests required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly delivered and received (a) on the date of personal delivery, or (b) on the date of receipt (as shown on the return receipt) if mailed by registered or certified mail, postage prepaid and return receipt requested, or if sent by Federal Express or similar courier service, with all charges prepaid, in each case addressed to the Partner at the address set forth below or at the last address furnished by the Partner to the other Partners by notice pursuant to this Section 11.8.

       To the General Partner:

       Century Management, Inc.
       190 Queen Anne Avenue North, Suite 100
       Seattle, Washington, 98109
       Attention: Lance W. Anderson

           Copies to:

           George V. Kriste
           Century Management, Inc.
           12317 Rochedale Lane
           Los Angeles, California 90049

           Ralph W. Hardy
           Dow, Lohnes & Albertson
           1255 23rd Street, N.W.
           Suite 500
           Washington, D.C. 20037

       To KJR/LP:

       KJR Radio, Inc.
       c/o Ackerley Communications, Inc.
       800 Fifth Avenue, Suite 3770
       Seattle, Washington 98104
       Attention: Mr. Denis Curley

           Copy to:

           Rubin, Winston, Diercks, Harris & Cooke
           1730 M Street, Suite 412
           Washington, D.C. 20036
           Attention: Eric H. Rubin, Esq.

       To ASDP/LP:

           ASDP/New Century, Inc.
           c/o Burr, Egan, Deleage & Co.
           Suite 3800
           One Post Office Square
           Boston, MA 02109
           Attention: Brian W. McNeill

           Copy to:

           Goodwin, Procter & Hoar
           Exchange Place
           Boston, Massachusetts 02109
           Attention: John J. Egan, III, Esq.

       To UVC/LP:

           Union Venture Corporation
           445 South Figueroa Street
           13th Floor
           Los Angeles, California 90071
           Attention: Robert C. Dawson

           Copy to:

           Union Venture Corporation
           Legal Department
           445 South Figueroa Street
           8th Floor
           Los Angeles, California 90071
           Attention: Jonathan A. Wright, Esq.

Nothing  in  this  Section  11.8  shall  preclude  the  delivery  of  notices by
appropriate  means  other  than  those  described  above,  including  telex   or
facsimile.

    11.9 SEVERABILITY. If any provision or part of any provision of this Agreement shall be invalid or unenforceable in any respect, such provision or part of any provision shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provision or the remaining provision of this Agreement.

    11.10 COUNTERPARTS. This Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

    11.11   GOVERNING  LAW.   This Agreement  shall be  governed, construed, and
enforced in accordance with the laws of the State of Delaware (without regard to the choice of law provisions thereof).

    11.12 NO THIRD-PARTY BENEFICIARIES. This Agreement is not intended to, and shall not be construed to, create any right enforceable by any Person not a party hereto, including any creditor of the Partnership or of any of the Partners.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                          CENTURY MANAGEMENT, INC.

                                          By: _______/s/_GEORGE V. KRISTE_______
                                          Name: George V. Kriste________________
                                          Title: Chairman_______________________

                                          NEW CENTURY SEATTLE, INC.

                                          By: _______/s/_GEORGE V. KRISTE_______
                                          Name: George V. Kriste________________
                                          Title: Chairman_______________________

                                          KJR RADIO, INC.

                                          By: _________/s/_DENIS CURLEY_________
                                          Name: Denis Curley____________________
                                          Title: Secretary/Treasurer____________

                                          ASDP/NEW CENTURY, INC.

                                          By: _______/s/_BRIAN W. MCNEILL_______
                                          Name: Brian W. McNeill________________
                                          Title: President______________________

                                          UNION VENTURE CORPORATION

                                          By: _______/s/_ROBERT S. CLARKE_______
                                          Name: Robert S. Clarke________________
                                          Title: President______________________

                                          By: ________/s/_KATHLEEN BURNS________
                                          Name: Kathleen Burns__________________
                                          Title: Vice-President_________________

The undersigned signs this Agreement solely for purposes of unconditionally guaranteeing the obligations of KJR Radio, Inc. under Section 3.1(g)(i).

                                          ACKERLEY COMMUNICATIONS, INC.

                                          By: _________/s/_DENIS CURLEY_________
                                          Name: Denis Curley____________________
                                          Title: Sr. VP/Treasurer_______________